UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Offerpad Solutions Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant
)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Offerpad

2026

ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT

Offerpad Solutions Inc. 2026 Proxy Statement	LET

April 22, 2026

To Fellow Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Offerpad Solutions Inc. at 9:00 a.m. Pacific Time, on June 3, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and proxy statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Brian Bair

Chief Executive Officer and Chairman of the Board

TOC	Offerpad Solutions Inc. 2026 Proxy Statement

Offerpad Solutions Inc. 2026 Proxy Statement	TOC

Offerpad Solutions Inc. 2026 Proxy Statement	(i)

OFFERPAD SOLUTIONS INC.

433 S. Farmer Avenue, Suite 500

Tempe, Arizona 85281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2026

The Annual Meeting of Stockholders (the “Annual Meeting”) of Offerpad Solutions Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Pacific Time on June 3, 2026.

Annual Meeting will be held at 9:00 a.m. Pacific Time on June 3, 2026.	The Annual Meeting will be a completely virtual meeting, conducted via live webcast.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPAD2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

●	To elect Donna Corley and Tela Mathias as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

●

To approve amendments to our Fourth Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split of our Class A common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by our Board of Directors in its discretion, subject to the Board’s authority to abandon such amendments (collectively, the “Reverse Stock Split Amendment”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Class A common stock as of the close of business on April 9, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement provided at the Annual Meeting or in any other manner permitted by the General Corporation Law of the State of Delaware.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Adam Martinez

Chief Legal Officer and Secretary

Tempe, Arizona

April 22, 2026

(ii)	Offerpad Solutions Inc. 2026 Proxy Statement

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the proxy statement before voting.

Annual Meeting of Stockholders

Date:	June 3, 2026
Time:	9:00 a.m. Pacific Time
Virtual Meeting:	This year’s meeting is a virtual stockholders meeting at www.virtualshareholdermeeting.com/OPAD2026.
Record Date:	April 9, 2026
Voting:	Stockholders as of the record date are entitled to vote. Each outstanding share of Class A common stock is entitled to one vote on all matters presented at the Annual Meeting.

Proposals and Voting Recommendations

	Board Recommendation	Pages

Election of the Class II director nominees named herein	FOR	8

Ratification of the appointment of our independent registered accounting firm for fiscal year ending 2026	FOR	12

Advisory vote on the compensation of our named executive officers	FOR	13

Reverse Stock Split Amendment	FOR	14

Voting Methods

YOU CAN VOTE IN ONE OF FOUR WAYS:

Visit www.proxyvote.com to vote VIA THE INTERNET

Call 1-800-690-6903 to vote BY TELEPHONE

If you received printed proxy materials, sign, date and return your proxy card or voting instruction form, as applicable, in the prepaid enclosed envelope to vote BY MAIL

You may also vote ONLINE during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/OPAD2026 and following the instructions. If you attend the meeting online, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote prior to the meeting via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 2, 2026. Stockholders may revoke their proxies at the times and in the manner described on pages 5 and 6 of this proxy statement.

You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, your proxy card or the instructions that accompanied your proxy materials to join the Annual Meeting and to vote during the Annual Meeting.

Offerpad Solutions Inc. 2026 Proxy Statement	1

OFFERPAD SOLUTIONS INC.

433 S. Farmer Avenue, Suite 500

Tempe, Arizona 85281

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Offerpad Solutions Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 3, 2026 (the “Annual Meeting”), at 9:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPAD2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) as of the close of business on April 9, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 47,286,797 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 22, 2026 to our stockholders as of the Record Date.

Background

On September 1, 2021 (the “Closing Date”), Offerpad Solutions Inc. was formed through a business combination (the “Business Combination”) with Supernova Partners Acquisition Company, Inc. (“Supernova”). On the Closing Date, and in connection with the closing (the “Closing”) of the Business Combination, Supernova changed its name to Offerpad Solutions Inc.

In this proxy statement, “Offerpad”, “Company”, “we”, “us”, and “our” refer to Offerpad Solutions Inc. and its consolidated subsidiaries following the consummation of the Business Combination and to OfferPad, Inc. (“Old OfferPad”) and its consolidated subsidiaries prior to the Business Combination.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2026

This proxy statement and our 2025 Annual Report are available at http://www.proxyvote.com

2	Offerpad Solutions Inc. 2026 Proxy Statement

Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect Donna Corley and Tela Mathias as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

●

To approve amendments to our Fourth Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, in each case as determined by our Board of Directors in its discretion, subject to the Board’s authority to abandon such amendments (collectively, the “Reverse Stock Split Amendment”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board” or “Board of Directors”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Class A Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Class A Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●

FOR the election of Donna Corley and Tela Mathias as Class II directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	FOR, on an advisory (non-binding basis) the compensation of our named executive officers; and

●	FOR the Reverse Stock Split Amendment.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Offerpad Solutions Inc. 2026 Proxy Statement	3

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Offerpad’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Offerpad is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 22, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

4	Offerpad Solutions Inc. 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING OF

STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 9, 2026. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 47,286,797 shares of Class A Common Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Class A Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Offerpad has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are an Offerpad stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/OPAD2026. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders. In addition, in the absence of a quorum, if the Board of Directors so determines, the stockholders may adjourn the meeting by the affirmative vote of a majority of the voting power present in person, or by remote communication, if applicable, or represented by proxy of the outstanding shares of Class A Common Stock entitled to vote thereon.

Offerpad Solutions Inc. 2026 Proxy Statement	5

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

by INTERNET	by TELEPHONE	by MAIL	ELECTRONICALLY at the MEETING

You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;	You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;	You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or	If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 2, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Offerpad prior to the Annual Meeting; or

●	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

6	Offerpad Solutions Inc. 2026 Proxy Statement

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of the Company will act as inspector of election. A representative of Broadridge Financial Solutions, Inc. will tabulate the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/OPAD2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/OPAD2026.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the business to be conducted at the meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than one question. Questions should be succinct. We will not address questions regarding the Company’s business during the Q&A session.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (or as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

Offerpad Solutions Inc. 2026 Proxy Statement	7

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two (2) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the votes cast.	Abstentions and broker non-votes will have no effect.

Proposal 4: Approval of the Reverse Stock Split	The affirmative vote of the holders of a majority of votes cast.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the cases of the other proposals before the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on the election of directors. Abstentions will have no effect on the ratification of the appointment of Deloitte & Touche LLP, the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers or the approval of the Reverse Stock Split Amendment.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (a) has not received voting instructions from the beneficial owner and (b) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and the Reverse Stock Split Amendment, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

8	Offerpad Solutions Inc. 2026 Proxy Statement

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, two (2) Class II directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2029 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have six (6) directors on our Board. Our current Class II Directors are Donna Corley and Tela Mathias. The Board has nominated each of the foregoing director candidates to serve as Class II directors until the 2029 Annual Meeting.

In accordance with our Certificate of Incorporation and Amended and Restated Bylaws (the “Bylaws”), our Board is divided into three classes with staggered three year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the 2028 Annual Meeting of Stockholders; Class II, whose term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2029 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Roberto Sella and Kenneth DeGiorgio; the current Class II Directors are Donna Corley and Tela Mathias; and the current Class III Directors are Brian Bair and Ryan O’Hara.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Class A Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Ms. Corley and Ms. Mathias should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees For Class II Director (terms to expire at the 2029 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since	Position
Donna Corley	52	2025	Director
Tela Mathias	50	2026	Director

Offerpad Solutions Inc. 2026 Proxy Statement	9

Age: 52 Director since: 2025 Committees: Audit (Chair) Nominating and Corporate Governance Director Qualification Highlights: Financial Services Knowledge Risk Management Experience

Donna Corley

Director and Chair of the Audit Committee

Ms. Corley has served on our board of directors since April 2025. Ms. Corley is the Founder and Chief Executive Officer of Guiding Star Advisory, LLC (“Guiding Star”), a consulting firm, a role she has held since December 2022. Prior to starting the consulting firm, Ms. Corley spent 27 years working in the secondary mortgage market at Freddie Mac, where she served as Executive Vice President Advisor from June 2022 to November 2022, prior to which she served as Executive Vice President and Head of Single-Family Business from October 2019 to May 2022. Ms. Corley previously served as the Chief Risk Officer for the Single-Family Business from 2014 to 2019 and Senior Vice President of Credit Pricing, Risk Transfer and Securitization from 2011 to 2014, along with other roles during her tenure at Freddie Mac. Ms. Corley currently serves on the Board of Trustees for PennyMac Mortgage Investment Trust Holdings LLC and is a board member of the Bite Me Cancer foundation. Ms. Corley holds a B.S. in business administration from The American University and has a CFA designation.

Skills & Qualifications: We believe Ms. Corley is qualified to serve on our Board due to her significant expertise in the financial services industry and risk management experience.

Age: 50 Director since: 2026 Committees: Audit Compensation Director Qualification Highlights: Technology sector experience Artificial intelligence experience

Tela Mathias

Director

Ms. Mathias has served on our board of directors since February 2026. Since December 2023, Ms. Mathias has served as the Chief Executive Officer of Phoenix Burst LLC (“Phoenix Burst”), a generative artificial intelligence (“genAI”) regulatory technology company and a subsidiary of Phoenix Oversight Group, LLC (also known as PhoenixTeam), a consulting company Ms. Mathias co-founded in August 2014. Ms. Mathias has also served as Chief Technology Officer at PhoenixTeam, which is focused on larger-scale technology strategy and AI-driven product development. Prior to co-founding PhoenixTeam, Ms. Mathias, served as Senior Vice President at Black Knight Financial Services, a software and data analytics company, from May 2008 through July 2014, where she led product strategy and large-scale platform implementations supporting major mortgage servicers. Prior to Black Knight Financial Services, Ms. Mathias held leadership roles at the U.S. Department of Veterans Affairs, from January 2005 through April 2008, where she led the modernization of the Loan Guaranty Service technology.

Skills & Qualifications: We believe Ms. Mathias is qualified to serve on our board of directors due to her extensive experience designing and deploying enterprise technology platforms across mortgage, housing finance, and regulatory environments, with deep expertise in genAI, automation, and large-scale system modernization.

10	Offerpad Solutions Inc. 2026 Proxy Statement

Continuing members of the Board of Directors:

Class III Directors (term to expire at the 2027 Annual Meeting)

The current members of the Board of Directors who are Class III Directors and shall continue as directors following the conclusion of the Annual Meeting are as follows:

Name	Age	Served as a Director Since	Position with Offerpad
Brian Bair	49	2015	Chief Executive Officer and Chairman of the Board
Ryan O’Hara	57	2021	Director and Chair of the Compensation Committee

Age: 49 Director since: 2015 Committees: None Director Qualification Highlights: Real Estate Leadership

Brian Bair

Chief Executive Officer and Chairman of the Board

Mr. Bair has served as Offerpad’s Founder and Chief Executive Officer since its founding in 2015 until September 2021, and as the Chief Executive Officer and Chairman of our Board since September 2021. Mr. Bair has had a strong influence in the residential real estate industry over the past 20 years, having pioneered multiple real estate service models focused on improving transaction certainty, operational scalability, and customer experience across market cycles. Prior to founding Offerpad, Mr. Bair served as the founder and president at Bair Group Real Estate from April 2008 to June 2015. Additionally, Mr. Bair co-founded Lexington Financial Services in March 2011, and served as its managing member from March 2011 and Bridgeport Financial Services in May 2008, companies focused on residential acquisition, renovation, and resale strategies. Mr. Bair has also consulted for national companies on large-scale residential portfolio acquisition and asset organization. Mr. Bair has also previously served as an advisory member for the Freddie Mac Housing of Tomorrow Council since January 2020.

Skills & Qualifications: We believe that Mr. Bair is qualified to serve as Chairman of our Board due to his extensive experience in the real estate industry and his history as Offerpad’s founder.

Age: 57 Director since: 2021 Committees: Audit Compensation (Chair) Nominating and Corporate Governance Director Qualification Highlights: Technology Sector Knowledge Public Company Board Experience

Ryan O’Hara

Director and Chair of the Compensation Committee

Mr. O’Hara has served on our Board since September 2021. Since March 2025, Mr. O’Hara has also served as the chief executive officer of Likewize, a leading privately-held global provider of technology protection and support. Prior to Likewize, Mr. O’Hara served as chief executive officer of Home Buyers Warranty Group, a leading home warranty company, from July 2022 through its December 2024 sale to Frontdoor. He also served as an advisor to Apollo Global Management, a global alternative investment management firm, in the technology and media sectors since January 2020. From June 2019 to December 2019, Mr. O’Hara served as the chief executive officer of Shutterfly, Inc., a public image sharing company, where he also served as a member of the board of directors from June 2019 to October 2019. Prior to Shutterfly, from January 2015 to June 2019, Mr. O’Hara served as the chief executive officer of Move Inc., a real estate listing company, which operates real estate websites including Realtor.com. Mr. O’Hara currently serves on the board of directors of Thryv Holdings, Inc. and Likewize. Mr. O’Hara previously served as a member on the board of directors of REA Group Limited from June 2017 to April 2019 and TKB Critical Technologies 1, a special purpose acquisition company from December 2021 to August 2023. Mr. O’Hara also served on the advisory council for the Stanford University Center on Longevity from August 2020 to January 2024. Mr. O’Hara holds a B.A. in Economics from Stanford University, an M.B.A. from Harvard Business School and the Director Certificate from Harvard Business School.

Skills & Qualifications: We believe Mr. O’Hara is qualified to serve on our Board because of his significant knowledge of the technology sector and his experience serving on the boards of directors of both public and private companies.

Offerpad Solutions Inc. 2026 Proxy Statement	11

Class I Directors (terms to expire at the 2028 Annual Meeting)

Name	Age	Served as a Director Since	Position with Offerpad
Roberto Sella	60	2019	Director
Kenneth DeGiorgio	55	2019	Lead Director and Chair of the Nominating and Corporate Governance Committee

*Includes service on the board of directors of Old Offerpad.

Age: 60 Director since: 2019 Committees: None Director Qualification Highlights: Investment and Financial Expertise

Roberto Sella

Director

Mr. Sella served as a member of the board of directors of Old OfferPad from February 2019 until September 2021, and on our Board since September 2021. Mr. Sella is the founder of LL Funds, an alternative asset manager and private equity fund, and has served as LL Funds’ managing partner since inception in March 2009. Mr. Sella currently serves on the board of directors of several private companies. Mr. Sella received his B.A. in Economics and Mathematics from the University of Wisconsin and M.B.A. from The Wharton School, University of Pennsylvania.

Skills & Qualifications: We believe Mr. Sella is qualified to serve on our Board because of his extensive investment experience, financial expertise and knowledge of Offerpad’s business and operations.

Age: 55 Director since: 2019 Committees: Nominating and Corporate Governance (Chair) Compensation Director Qualification Highlights: Real Estate and Business Experience

Kenneth DeGiorgio

Lead Director and Chair of the Nominating and Corporate Governance Committee

Mr. DeGiorgio served as a member of the board of directors of Old OfferPad from February 2019 until September 2021 and on our Board since September 2021. From February 2022 to early April 2025, Mr. DeGiorgio served as chief executive officer and as a member of the board of directors of First American Financial Corporation (“FAF”), a public company engaged in title insurance and settlement services. Prior to his appointment as CEO, Mr. DeGiorgio served as FAF’s president from 2021 to 2022 and its executive vice president, overseeing FAF’s international division, trust company and various corporate functions from 2010 to 2021.

Skills & Qualifications: We believe Mr. DeGiorgio is qualified to serve on our Board due to his extensive real estate and business experience and knowledge of Offerpad’s business and operations.

12	Offerpad Solutions Inc. 2026 Proxy Statement

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Offerpad Solutions Inc. 2026 Proxy Statement	13

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of our named executive officers identified in the section titled “Executive Compensation” in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Offerpad Solutions Inc. approve, on an advisory (non-binding) basis, the 2025 compensation of Offerpad Solutions Inc.’s named executive officers as described in the Compensation Discussion & Analysis and related compensation tables and narrative disclosure set forth in Offerpad Solutions Inc.’s Proxy Statement for the 2026 Annual Meeting of Stockholders.”

This vote is merely advisory and will not be binding upon us, our Board or the Compensation Committee, nor will it create or imply any change in the duties of us, our Board, or the Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

At our annual meeting of stockholders held in 2022, our stockholders recommended, on an advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. An annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our annual meeting of stockholders to be held in 2027.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

14	Offerpad Solutions Inc. 2026 Proxy Statement

Proposal 4: Approval of Amendments to our Certificate of Incorporation to Effect a Reverse Stock Split

General

Our Board has adopted and is recommending that our stockholders approve amendments to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendments to our Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Appendix A.

By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a number of outstanding shares of our Class A Common Stock between five (5) and fifty (50), inclusive, would be combined into one share of our Class A Common Stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above (the “Final Ratio”) and to effect the Reverse Stock Split by filing a related Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, and all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our Class A Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Class A Common Stock and on the number of holders of our Class A Common Stock, and the continued listing requirements of the NYSE. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our Class A Common Stock by a ratio in the range of 1-for-5 to 1-for-50 but would not effect a decrease to the number of shares of Class A Common Stock that the Company will be authorized to issue, the proposed Reverse Stock Split amendments would result in a relative increase in the number of authorized and unissued shares of our Class A Common Stock. For more information on the relative increase in the number of authorized shares of our Class A Common Stock, see “-Principal Effects of the Reverse Stock Split- Relative Increase in Number of Authorized Shares of Class A Common Stock for Issuance” below.

Purpose and Background of the Reverse Stock Split

The Board approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:

●

The Board believes that effecting the Reverse Stock Split could be an effective means of regaining compliance with the minimum share price requirements for continued listing of our Class A Common Stock on the NYSE;

●

The Board believes that continued listing on the NYSE provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the NYSE. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards;

●

The Board believes that a higher stock price, which may be achieved through a reverse stock split, could help generate investor interest in the Company and help attract, retain, and motivate employees; and

Offerpad Solutions Inc. 2026 Proxy Statement	15

●

The Board believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the NYSE, regardless of size of our overall market capitalization.

NYSE Requirements for Continued Listing

Our Class A Common Stock is quoted on the NYSE under the symbol “OPAD.” One of the requirements for continued listing on the NYSE pursuant to Section 802.01C of the NYSE Listed Company Manual is maintenance of an average closing price of our Class A Common Stock of $1.00 per share over a consecutive 30 trading-day period.

On March 3, 2026, the Company was notified by the NYSE that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of our Class A Common Stock was less than $1.00 over a consecutive 30 trading-day period. The Company can regain compliance at any time within the six-month period following receipt of the NYSE notice if on the last trading day of any calendar month during the cure period the Company has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Section 802.01C also provides for an exception to the six-month cure period if the action required to cure the price condition requires stockholder approval, in which case, the action needs to be approved by no later than the Company’s next annual stockholder’s meeting. The price condition will be deemed cured if the Company’s share price promptly exceeds $1.00 per share, and the price remains above that level for at least the following 30 trading days. On March 5, 2026, we notified the NYSE that we intend to regain compliance with Section 802.01C through, among other options, a reverse stock split, for which we would seek stockholder approval no later than at the Annual Meeting.

Implications of Delisting; Rationale for Board’s Approval of Amendments to our Certificate of Incorporation

In the event that our Class A Common Stock were to be delisted from the NYSE, our Class A Common Stock would likely trade in the over-the-counter market. If our Class A Common Stock were to trade on the over-the-counter market, selling our Class A Common Stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our Class A Common Stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our Class A Common Stock, further limiting the liquidity of our Class A Common Stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our Class A Common Stock.

In approving the proposed amendments to our Certificate of Incorporation, the Board considered that our Class A Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

The Board also believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on NYSE. Accordingly, the Board believes that maintaining NYSE listing qualifications for our Class A Common Stock, can help attract, retain, and motivate employees and members of our Board.

A delisting from NYSE and continued or further decline in our stock price would also result in negative publicity, impair our ability to raise additional capital through equity or debt financing decrease securities analysts’ coverage of us, and could diminish investor, customer and employee confidence in us.

In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the average price of our Class A Common Stock to above $1.00 per share in compliance with NYSE requirements.

16	Offerpad Solutions Inc. 2026 Proxy Statement

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-5 to 1-for-50. The Board can only authorize the filing of one Reverse Stock Split amendment and all other Reverse Stock Split amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split amendments.

In determining the Final Ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

●	our ability to maintain the listing of our Class A Common Stock on the NYSE;

●	the historical trading price and trading volume of our Class A Common Stock;

●	the number of shares of our Class A Common Stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants to purchase Class A Common Stock and the related impact on the trading price of our Class A Common Stock;

●

the then-prevailing trading price and trading volume of our Class A Common Stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Class A Common Stock;

●	the anticipated impact of a particular ratio on the number of holders of our Class A Common Stock; and

●	prevailing general market conditions.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Final Ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Class A Common Stock. There is no assurance that:

●

The market price per share of our Class A Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Class A Common Stock outstanding before the Reverse Stock Split;

●

The Reverse Stock Split will result in a per share price that will increase the level of investment in our Class A Common Stock by institutional investors or increase analyst and broker interest in our Company;

●	The Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

●

The market price per share will either exceed or remain in excess of the minimum share price requirements of the NYSE, or that we will otherwise meet the requirements of the NYSE for continued inclusion for trading on the NYSE.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our Class A Common Stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our Class A Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A Common Stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our Class A Common Stock does rise following the Reverse Stock Split,

Offerpad Solutions Inc. 2026 Proxy Statement	17

we cannot assure you that the market price of our Class A Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Class A Common Stock.

While we aim that the Reverse Stock Split will be sufficient to maintain our listing on the NYSE, it is possible that, even if the Reverse Stock Split results in a share price for our Class A Common Stock that exceeds $1.00 per share, we may not be able to continue to satisfy NYSE’s additional criteria for continued listing of our Class A Common Stock on the NYSE.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our Class A Common Stock does not increase as a result of the Reverse Stock Split.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR CLASS A COMMON STOCK ON THE NYSE, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR CLASS A COMMON STOCK.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our Class A Common Stock immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our Class A Common Stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected for all issued and outstanding shares of Class A Common Stock and the Final Ratio will be the same for all issued and outstanding shares of Class A Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, as described below under “-Fractional Shares.” After the Reverse Stock Split, the shares of our Class A Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Class A Common Stock now authorized. Class A Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our Class A Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Class A Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 2,100,000,000, consisting of 2,000,000,000 shares of Class A Common Stock and 100,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock,” and together with our Class A Common Stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our Class A Common Stock issued and outstanding will be reduced in proportion to the Final Ratio. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Class A Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

18	Offerpad Solutions Inc. 2026 Proxy Statement

If the proposed Reverse Stock Split amendments are approved, all or any of the authorized and unissued shares of our Class A Common Stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our Class A Common Stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Class A Common Stock, including the right to cast one vote per share. The Company regularly considers its capital requirements and may need to conduct equity offerings of Class A Common Stock in the future. The relative increase in the number of shares of Class A Common Stock would enable the Company to retain flexibility to address capital requirements, including the ability to conduct equity offerings of Class A Common Stock.

Effect on Outstanding Equity Incentive Plans

The Company maintains the Offerpad Solutions Inc. Amended and Restated 2016 Stock Option and Grant Plan, the Offerpad Solutions Inc., 2021 Incentive Award Plan, as amended, and the Offerpad Solutions Inc. 2021 Employee Stock Purchase Plan (collectively, the “Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, (i) the number of shares of Class A Common Stock issuable upon exercise or vesting of such awards under the Plans would be proportionally reduced based on the Final Ratio selected by our Board and (ii) any per share exercise price and/or any stock price goals applicable to such awards would be proportionally increased based on the Final Ratio selected by our Board, subject to the terms of the applicable Plan and the award agreement. In addition, the number of shares available for future issuance and any share-based award limits under the any of the Plans will be proportionately reduced based on the Final Ratio selected by our Board.

Effect on Warrants

The Company has issued to third party investors warrants to purchase shares of our Class A Common Stock. As of April 9, 2026, there were 21,783,284 outstanding warrants (the “Public Warrants”) to purchase shares of our Class A Common Stock, which became exercisable on October 23, 2021. Every 15 Public Warrants entitles the holder thereof to purchase one share of our Class A Common Stock at $172.50 per share. In 2025, the Company also issued to certain investors warrants to purchase shares of our Class A Common Stock, which became exercisable on January 26, 2026 (the “2025 Warrants,” each a ”2025 Warrant” and, together with the Public Warrants, the “Warrants” and each a “Warrant”). Each whole 2025 Warrant entitles the holder thereof to purchase one share of our Class A Common Stock at $2.30 per share. As of April 9, 2026, there were 1,428,571 2025 Warrants outstanding.

If the Reverse Stock Split is approved and effected, under the terms of the applicable Warrant agreement, the number of shares of Class A Common Stock issuable on exercise of each Warrant will be proportionately decreased, the Warrant purchase price will be equitably adjusted (to the nearest cent) with respect to the Public Warrants, and the exercise price with respect to the 2025 Warrants will be proportionately increased, in each case, based on the Final Ratio selected by our Board. The terms of our outstanding Warrants do not permit issuance of fractional shares upon exercise of such Warrants. Instead, the number of shares issuable shall be rounded down upon exercise of the Public Warrants and shall be rounded up upon exercise of the 2025 Warrants.

Offerpad Solutions Inc. 2026 Proxy Statement	19

Impact of Reverse Stock Split on Capital Structure

The chart below outlines the capital structure of our Class A Common Stock as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-5, 1-for-20, 1-for-35, or 1-for-50 based on share information as of the close of business on April 9, 2026. The below does not give effect to any other changes, including any issuance of securities, after April 9, 2026.

	Pre-Split	1-for-5	1-for-20	1-for-35	1-for-50

Authorized	2,000,000,000	2,000,000,000	2,000,000,000	2,000,000,000	2,000,000,000

Issued and Outstanding	47,286,797	9,457,331	2,364,307	1,351,022	945,706

Issuable Upon Exercise of Outstanding Warrants	2,880,790	576,156	144,037	82,306	57,614

Issuable under Outstanding Awards(1)	5,839,456	1,167,588	291,538	166,330	116,419

Reserved for Issuance under the Plans(2)	1,927,675	385,535	96,383	55,076	38,553

Authorized but Unissued and Unreserved(3)	1,942,065,283	1,988,413,390	1,997,103,735	1,998,345,266	1,998,841,708

(1)

No amounts are included for LTIP Awards granted under our 2021 Incentive Award Plan. All or a portion of the LTIP Award may become earned based on the price of the Company’s Class A Common Stock at the end of the applicable performance period compared with applicable price per share goals. Based on the price of the Company’s Class A Common Stock during the performance period to-date, none of the price per share goals have been achieved.

(2)	Shares reserved for future issuance under the Plans as of April 9, 2026, excluding shares issuable under outstanding stock options and restricted stock units.

(3)

Shares authorized but unissued and unreserved represent shares of Class A Common Stock available for future issuance as of April 9, 2026, excluding shares issuable under outstanding stock options and restricted stock units, shares issuable upon exercise of Warrants and shares reserved for issuance under the Plans.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendments to our Certificate of Incorporation are approved by the Company’s stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at the time the Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of our Class A Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Class A Common Stock in accordance with the Final Ratio contained in the Certificate of Amendment.

Registered “Book-Entry” Holders of Class A Common Stock

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of Class A Common Stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our Class A Common Stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of Common Stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Beneficial Holders of Class A Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as

20	Offerpad Solutions Inc. 2026 Proxy Statement

registered “book-entry” holders of Class A Common Stock. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Class A Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Class A Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Holders of Certificated Shares of Class A Common Stock

Some stockholders hold their shares of Class A Common Stock in certificate form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-Reverse Stock Split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-Reverse Stock Split shares of our Class A Common Stock for a statement of ownership. When you submit your certificate or certificates representing the pre-Reverse Stock Split shares of our Class A Common Stock, your post-Reverse Stock Split shares of our Class A Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-Reverse Stock Split shares you own, you will receive a statement indicating the number of post-Reverse Stock Split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-Reverse Stock Split ownership interest.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of Class A Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by our Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by the NYSE (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.

After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the Final Ratio that is determined by the Board as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

Offerpad Solutions Inc. 2026 Proxy Statement	21

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 4 as a result of their ownership of shares of our Class A Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 4 that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendments

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our Class A Common Stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue Preferred Stock with rights senior to those of the Class A Common Stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Class A Common Stock will remain unchanged at $0.0001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our Class A Common Stock will be reduced in proportion to the size of the Final Ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of Class A Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of Class A Common Stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may

22	Offerpad Solutions Inc. 2026 Proxy Statement

be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our Class A Common Stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our Class A Common Stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our Class A Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our Class A Common Stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Class A Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●

a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the Class A Common Stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the Class A Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Class A Common Stock), and such stockholder’s holding period in the shares of the Class A Common Stock received should include the holding period of the shares of the Class A Common Stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of Class A Common Stock surrendered pursuant to the Reverse Stock Split to shares of Class A Common Stock received pursuant to the Reverse Stock Split. Stockholders holding shares of Class A Common Stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Offerpad Solutions Inc. 2026 Proxy Statement	23

A stockholder who receives cash in lieu of a fractional share of Class A Common Stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A stockholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability; provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the Amendments to our Certificate of Incorporation to effect the Reverse Stock Split.

24	Offerpad Solutions Inc. 2026 Proxy Statement

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Offerpad Solutions Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Donna Corley (Chair)

Ryan O’Hara

Offerpad Solutions Inc. 2026 Proxy Statement	25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services:

Fee Category	2025	2024
Audit Fees	$1,062,000	$1,121,000
Audit Related Fees	236,000	23,000
Tax Fees	162,000	137,000
All Other Fees	–	–
Total Fees	$1,460,000	$1,281,000

Audit Fees

Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements included in our Annual Report on Form 10-K, reviews of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and consultations on accounting matters directly related to the audit.

Audit Related Fees

Audit related fees consist of fees for professional services rendered in connection with financial statements incorporated into SEC filings.

Tax Fees

Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

26	Offerpad Solutions Inc. 2026 Proxy Statement

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Brian Bair(1)	49	Chief Executive Officer and Chairman of the Board
Peter Knag	53	Chief Financial Officer
Adam Martinez	48	Chief Legal Officer and Secretary

(1) For Brian Bair, see biography on page 10 of this proxy statement.

Age: 53

Peter Knag

Chief Financial Officer

Mr. Knag has served as Offerpad’s Chief Financial officer since June 2024. Prior to joining Offerpad, Mr. Knag served as a consultant to RNN Media Group, an entrepreneur-owned portfolio of independent broadcast assets and production/distribution capabilities, from January 2023 to May 2024, prior to which he served as Chief Financial Officer & Chief Strategy Officer of RNN Media Group from November 2022 to January 2023. Prior to joining RNN Media Group, Mr. Knag served as the Executive Vice President of Finance at WarnerMedia, a multinational media and entertainment company owned by AT&T, from April 2020 to August 2022, prior to which he served as Executive Vice President & Chief Financial Officer for Turner Broadcasting System, Inc., a television and media company and subsidiary of WarnerMedia and AT&T, from June 2018 until April 2020. Prior to these roles, Mr. Knag had served in various corporate roles for AT&T Inc. since 1999, including most recently as Vice President of Merger Planning from 2016 to 2018 and Managing Director of Corporate Development from 2012 to 2016. Since September 2022, Mr. Knag has served as a board member of TAP Advisors, a boutique advisory and investment banking firm. Mr. Knag holds a Bachelor’s degree and a Master of Business Administration from Southern Methodist University.

Age: 48

Adam Martinez

Chief Legal Officer and Secretary

Mr. Martinez has served as Offerpad’s Chief Legal Officer since March 2025, prior to which he served as Offerpad’s Deputy General Counsel since October 2020 and held the roles of Senior Vice President, Corporate Operations from January 2024 to March 2025, Head of Legal Operations from October 2020 to January 2024, and Head of Legal from July 2018 to October 2020. Previously, Mr. Martinez was a corporate counsel at Rose Law Group from January 2014 to July 2018 and a partner at Combs Law Group from May 2007 to December 2013. Mr. Martinez holds a B.A. in Political Science from Arizona State University and a Juris Doctor from Sandra Day O’Connor College of Law at Arizona State University. He is a member of the Arizona bar and is admitted to practice in the State of Arizona.

Offerpad Solutions Inc. 2026 Proxy Statement	27

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance Documents” tab under “Governance” section of the “Investors Relations” page of our website located at investor.offerpad.com, or by writing to our Secretary at 433 S. Farmer Avenue, Suite 500, Tempe, Arizona 85281.

Board Composition

Our Board currently consists of six members: Brian Bair, Donna Corley, Kenneth DeGiorgio, Tela Mathias, Ryan O’Hara and Roberto Sella. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors.

Director Independence

Our Board has determined that each of Donna Corley, Kenneth DeGiorgio, Tela Mathias and Ryan O’Hara qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). Each of Katie Curnutte and Sheryl Palmer was independent during the period she served on our Board of Directors in 2025. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers. In evaluating and determining the independence of the directors, the Board considered that Ms. Corley is the founder and chief executive officer of Guiding Star, a firm that has provided consulting services to the Company. The Board has determined that the Company’s relationship with Guiding Star does not impair the independence of Ms. Corley from us and our management.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management or the independent directors is presided over by Kenneth DeGiorgio, our Lead Director.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and

28	Offerpad Solutions Inc. 2026 Proxy Statement

academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and background. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. Each of Donna Corley and Tela Mathias were recommended to our Board by our Chief Executive Officer.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Offerpad Solutions Inc., at 433 S. Farmer Avenue, Suite 500, Tempe, Arizona 85281. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

We believe that regular, transparent communication with our stockholders and other stakeholders is essential to our long-term success. We regularly seek to engage with our stockholders through financial conferences, meetings with analysts and investors, and by timely responding to inquiries. The Board receives regular updates regarding our engagement efforts.

The Board welcomes your input and will give appropriate attention and, if applicable, a response to written communications that are submitted by interested parties. Our Secretary is primarily responsible for monitoring communications from interested parties and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Interested parties who wish to send communications on any topic to the Chairman of the Board, the Lead Director, the independent or non-management directors, or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Offerpad Solutions Inc. at 433 S. Farmer Avenue, Suite 500, Tempe, Arizona 85281.

Corporate Responsibility and ESG Oversight

Our commitment to engage in environmentally and socially responsible strategies is a shared objective across our organization and integrated into our governance processes.

We published a summary of our ESG commitments, achievements and focus areas on our investor relations website. You can find this information at investor.offerpad.com by clicking the ESG tab. Our disclosure is formatted as web based content to ensure we are able to provide the most relevant and up to date information as we build upon our foundation. The information contained on or accessible through the Offerpad website, including the Company’s ESG information, is not considered part of this proxy statement.

The Chairman of the Board and Chief Executive Officer leads our executive team’s ESG efforts and governance. In addition, the Enterprise Risk Management Committee of our senior management team is responsible for identifying mitigation opportunities for our top enterprise-wide risks. The Nominating and Corporate Governance Committee has primary responsibility for ESG-related Board oversight. It reviews and provides oversight with respect to the Company’s strategy, initiatives and policies concerning ESG matters, along with oversight of key policies such as the Code of Business Conduct and Ethics.

Offerpad Solutions Inc. 2026 Proxy Statement	29

Board Leadership Structure

Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company.

The Company’s current Board leadership structure comprises a combined Chairman of the Board and Chief Executive Officer, an independent director serving as the Lead Director, and highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Kenneth DeGiorgio currently serves as our Lead Director. The Lead Director’s responsibilities include, but are not be limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the non-management directors or independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board.

Board Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. The Company has an enterprise risk management (“ERM”) committee comprised of members of senior management that works to identify, monitor and evaluate the Company’s risks and develop an approach to address and mitigate each identified risk. The ERM committee works in conjunction with our management-led Disclosure Committee to align the risk identification and assessment with our existing disclosure controls and procedures and with our management-led Portfolio and Capital Risk Management Committee to align risk and mitigation efforts related to the Company’s portfolio inventory and capital structure. Each quarter, and more frequently, if necessary, the ERM committee reports its findings and recommendations to the Audit Committee, which then reports to the Board. The Board also meets periodically and as necessary with outside advisors regarding material risks facing the Company.

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, including, without limitation, risk associated with our credit, liquidity, capital strategy and overall operations, and oversees the implementation of risk mitigation strategies by management and the management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial, information security and cybersecurity risks.

30	Offerpad Solutions Inc. 2026 Proxy Statement

Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Business Conduct and Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investor.offerpad.com, in the “Governance Documents” tab under the “Governance” section. In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy that governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and other employees of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. A copy of our insider trading policy is attached as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2024 filed with the SEC on February 25, 2025.
Anti-Hedging Policy
The Insider Trading Compliance Policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Attendance by Members of the Board of Directors at Meetings
There were four formal meetings of the Board of Directors during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investor.offerpad.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person
meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting, however, it is expected that absent compelling circumstances directors will attend. All of our directors attended our annual meeting of stockholders held in 2025, other than Sheryl Palmer, whose term as a director ended as of the conclusion of the 2025 annual meeting of stockholders.
Compensation Committee Interlocks and Insider Participation
Katie Curnutte, Kenneth DeGiorgio and Ryan O’Hara served as members of our Compensation Committee during the year ended December 31, 2025. None of the members of our Compensation Committee have at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or on a compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. For a description of transactions between us and members of our Compensation Committee and affiliates of such members, please see the section titled “
Certain Relationships and Related Party Transactions
.”

Offerpad Solutions Inc. 2026 Proxy Statement	31

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Kenneth DeGiorgio			Chair
Ryan O’Hara		Chair
Tela Mathias
Donna Corley	Chair

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●

reviewing our policies on risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and overseeing management of the Company’s financial, information security and cybersecurity-related risks;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

The Audit Committee charter is available on our website at investor.offerpad.com. The members of the Audit Committee are Donna Corley, Tela Mathias and Ryan O’Hara. Donna Corley serves as Chair of the committee. Our Board has affirmatively determined that each of Donna Corley, Tela Mathias and Ryan O’Hara is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to audit committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that Ryan O’Hara qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met seven times in 2025.

32	Offerpad Solutions Inc. 2026 Proxy Statement

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●

reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

●	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

●	making recommendations to our Board regarding the compensation of our directors; and

●	appointing and overseeing any compensation consultants.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than as the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investor.offerpad.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2025, the Compensation Committee engaged the compensation consulting firm Pay Governance to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Pay Governance reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pay Governance and has determined that Pay Governance’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans. During 2025, the Compensation Committee delegated authority to an Equity Plan Committee, which initially consists of our Chief Executive Officer, to grant a limited number of equity awards (subject to limitations, and limited to non-executive and non-director equity awards). This delegation of authority assists our Board and Compensation Committee in administering their duties with respect to the grant of equity awards.

The members of our Compensation Committee are Kenneth DeGiorgio, Tela Mathias and Ryan O’Hara. Mr. O’Hara serves as Chair of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met four times in 2025.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board of Directors;

●	recommending to our Board of Directors the nominees for election to our Board at annual meetings of our stockholders;

●	reviewing and overseeing the Company’s strategy, initiatives and policies concerning corporate social responsibility, including environmental and social matters;

●	overseeing an annual evaluation of our Board of Directors and its committees; and

●	developing and recommending to our Board of Directors a set of corporate governance guidelines.

Offerpad Solutions Inc. 2026 Proxy Statement	33

The Nominating and Corporate Governance Committee charter is available on our website at investor.offerpad.com. The members of our Nominating and Corporate Governance Committee are Donna Corley, Kenneth DeGiorgio and Ryan O’Hara. Mr. DeGiorgio serves as Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has affirmatively determined that each of Donna Corley, Kenneth DeGiorgio and Ryan O’Hara meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met three times in 2025.

34	Offerpad Solutions Inc. 2026 Proxy Statement

EXECUTIVE AND DIRECTOR COMPENSATION DISCUSSION AND ANALYSIS

General

In this Compensation Discussion and Analysis (“CD&A”), we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below (each, an “NEO”) during fiscal 2025, including the elements of our compensation program for our NEOs, material compensation decisions made under that program for fiscal 2025 and the material factors considered in making those decisions. Our NEOs for the year ended December 31, 2025 and their 2025 positions, are:

●	Brian Bair, Chief Executive Officer

●	Peter Knag, Chief Financial Officer

●	Adam Martinez, Chief Legal Officer

Adam Martinez assumed the position of Chief Legal Officer, effective March 1, 2025.

Executive Summary

2025 Highlights

Following are some of our key 2025 financial results and operational highlights:

Financial Results	● Revenue was $568 million

● Gross profit was $42 million

● Homes sold were 1,591

● Homes acquired were 1,210

Key Operational Highlights	● Expansion of our operating model into a fully integrated, four-solution platform.

● Improvement in net income for the third consecutive year.

● Continued focus on cost reduction and operational efficiencies throughout the business, resulting in a lower cost structure.

● Continued strengthening of our renovate business, generating $27 million in revenue during the year ended December 31, 2025, up 50% year-over-year.

Offerpad Solutions Inc. 2026 Proxy Statement	35

Overview of Executive Compensation Elements

The chart below summarizes the various elements of our executive compensation program and their purpose. Further detail on each of these compensation elements is provided in the sections that follow.

	Objective	Type of Compensation	Key Features	2025 Actions Taken

Base Salary	● Provides fixed pay that attracts and retains talented executives in a competitive market, recognizes individual roles and level of responsibilities, and provides stable income	Cash	● Reflects individual skills, experience, responsibilities and performance over time, as well as market practice

●   Mr. Bair’s and Mr. Knag’s 2025 annual base salaries remained at their 2024 levels.

●   Base salary for Mr. Martinez was increased in March 2025 in connection with his appointment as Chief Legal Officer.

Short-Term Incentive—Annual Incentive Plan

●   Motivates and retains employees, and aligns incentives to near-term company objectives

●   Promotes and reinforces the attainment of short-term performance objectives and rewards executives for their contributions toward achieving those objectives

		Cash	● Performance-based reward tied to achievement of short-term (annual) corporate financial and operational performance targets

●   Target bonus opportunities for Messrs. Bair and Knag for the 2025 fiscal year remained at 2024 levels.

●   Target bonus opportunity for Mr. Martinez increased in March 2025 in connection with his appointment as Chief Legal Officer.

Long-Term Incentives

●   Aligns executives’ interests with our stockholders’ interests, emphasizes long-term stock price performance, and helps retain executive talent

●   Promotes retention and enhances executive stock ownership

		Equity or Cash	● Links value to stock price appreciation and directly aligns with stockholders’ interests ● Rewards achievement of pre-specified performance objectives	● In July 2025, the Company granted restricted stock units (“RSUs”) to each NEO.

One-Time Retention Bonuses	● Retains talented executives in a competitive market ● In certain cases, incentivizes key executives for taking on additional responsibilities during transition	Cash	● Incentivizes certain key executives to remain employed with the Company	● In 2024, the Company granted Mr. Martinez a cash retention bonus, which was paid in June 2025.

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	Objective	Type of Compensation	Key Features	2025 Actions Taken

Severance Protections	● Aids in attracting and retaining executive talent and helps executives to remain focused and dedicated during potential transition periods due to a change in control	Benefit

●   Facilitates an orderly transition in the event of management changes

●   Helps ensure NEOs remain focused on creating sustainable performance in case of personal uncertainties or risk of job loss

●   Provides confidentiality, non-competition, non-solicitation and non-disparagement protections

None

Other Benefits	● We provide programs for employees to pursue physical and financial wellbeing through retirement and health and welfare benefits ● We also provide certain other perquisites to our NEOs	Benefit	● Broad-based benefits available to all employees ● Some executive perquisites	None

New Employment Agreements

In connection with his promotion to Chief Legal Officer with us in March 2025, we entered into an amended and restated employment agreement with Mr. Martinez, which includes an annual base salary, target bonus opportunity and severance benefits. A description of this agreement is set forth in the section below entitled “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table-Named Executive Officer Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do	What We Do Not Do

✓ Emphasize performance-based, at-risk compensation.

✓ Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.

✓ Weight the overall pay mix towards incentive compensation for senior executives.

✓ Engage an independent compensation consultant to directly advise our Compensation Committee.

✓ Maintain a clawback policy.

X  Do not guarantee annual salary increases.

X  Do not grant uncapped annual cash incentives or guaranteed equity compensation.

X  Do not provide significant or excessive perquisites.

X  Do not provide any compensation-related tax gross-ups.

X  Do not provide single-trigger cash payments or benefits upon a change in control.

Stockholder Advisory Vote on Executive Compensation

At our 2022 Annual Meeting of Stockholders, our stockholders voted in a non-binding, advisory vote in favor of having a non-binding, advisory vote to approve the compensation of our NEOs (the “Say-on-Pay Vote”) once every year. In evaluating the design of our executive compensation program and the compensation decisions for

Offerpad Solutions Inc. 2026 Proxy Statement	37

each of our NEOs, our Compensation Committee considers stockholder input, including the Say-on-Pay Vote at our 2025 Annual Meeting of Stockholders, at which 98.9% of votes cast (excluding abstentions and broker non-votes) approved the proposal.

Executive Compensation Objectives and Philosophy

The key objectives of our executive compensation program are to attract, motivate, and reward leaders who have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:

●	Attract and retain talented and experienced executives in a competitive and dynamic market;

●	Motivate our NEOs to help our Company achieve the best possible financial and operational results;

●

Provide reward opportunities consistent with our performance on both a short-term and long-term basis that are industry competitive, flexible, fiscally responsible and linked to our overall business objectives; and

●	Align the long-term interests of our NEOs with those of our stockholders.

We strive to provide a competitive total compensation opportunity to executives while balancing other important factors. Executives may be compensated above or below levels of compensation for similar positions found in the external market based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “Determination of Executive Compensation.”

Determination of Executive Compensation

Role of Compensation Committee and Executive Officers

The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and annually reviews and determines the compensation to be provided to our NEOs, including with respect to our Chief Executive Officer.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation) and members of our human resources team, current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations. Our Chief Executive Officer’s recommendations are based on his evaluation of each other NEO’s individual performance and contributions, of which our Chief Executive Officer has direct knowledge.

Role of Compensation Consultant

In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Pay Governance as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in designing, maintaining and administering our executive compensation program. The Compensation Committee has evaluated Pay Governance’s independence pursuant to the requirements of NYSE and SEC rules and has determined that Pay Governance does not have any conflicts of interest in advising the Compensation Committee. Pay Governance did not provide any other services to the Company in 2025.

In 2022, we developed a peer group with Pay Governance in structuring our executive compensation program. Other than removing companies that were acquired, the peer group remained the same for structuring our 2025 executive compensation program. Our Compensation Committee may also refer to compensation survey data in reviewing our executive compensation program.

38	Offerpad Solutions Inc. 2026 Proxy Statement

The following peer group was used to inform 2025 compensation decisions:

● AppFolio, Inc.	● Groupon, Inc.	● Shutterstock, Inc.

● CarGurus, Inc.	● LendingTree	● The RealReal, Inc.

● Cars.com Inc.	● Marcus & Millichap, Inc.	● Vroom, Inc.

● Carvana Co.	● Meritage Homes Corporation	● Yelp

● ExlService Holdings, Inc.	● Opendoor Technologies, Inc.	● Zillow

● frontdoor, inc.	● Redfin Corporation

Elements of Compensation

Base Salary

The base salaries of our NEOs are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability. Our Compensation Committee annually reviews and determines the base salaries of our executives and evaluates the base salaries of new hires at the time of hire. For fiscal year 2025, we determined to maintain Mr. Bair’s and Mr. Knag’s base salaries at their 2024 levels. Our Board increased the annual base salary for Mr. Martinez to $375,000, effective March 1, 2025 in connection with his promotion to Chief Legal Officer.

Our NEOs’ base salaries for 2025 are set forth in the table below.

Named Executive Officer	2025 Annualized Base Salary

Brian Bair	$ 650,000

Peter Knag	$ 500,000

Adam Martinez	$ 375,000(1)

(1)

Reflects Mr. Martinez’s annual base salary following his commencement in the role of Chief Legal Officer in March 2025. His actual base salary was pro-rated for the portion of the 2025 fiscal year during which he served as Deputy General Counsel and for the portion of the 2025 fiscal year during which he served as Chief Legal Officer.

Annual Incentive Program

We consider annual incentives to be an important component of our total compensation program by providing incentives necessary to retain and motivate executive officers to achieve important financial and strategic performance objectives. The Company currently maintains an annual incentive program in which certain eligible employees, including our NEOs, participate. Each NEO is eligible to receive an annual performance-based incentive based on a specified target award amount, expressed as a percentage of the NEO’s base salary.

In fiscal year 2025, our NEOs participated in our annual incentive program at the following target percentages of base salary.

Named Executive Officer	2025 Target Annual Incentive Opportunity as a Percentage of Base Salary

Brian Bair	100%

Peter Knag	75%

Adam Martinez	75%(1)

(1)

Mr. Martinez’s actual 2025 annual bonus opportunity was pro-rated for the portion of the 2025 fiscal year during which he served as Deputy General Counsel and the portion of the 2025 fiscal year during which he served as Chief Legal Officer. Prior to his appointment in March 2025, his annual bonus opportunity was 50% of his base salary.

Offerpad Solutions Inc. 2026 Proxy Statement	39

Under the 2025 program for our executives (other than Mr. Bair), the annual incentives were eligible to become earned based upon the achievement of pre-determined 2025 Adjusted Net Income (70% weight) and individual performance goals (30% weight). For 2025, Mr. Bair was eligible to earn an annual bonus based on only the Company’s attainment of the Adjusted Net Income goal. In the Compensation Committee’s discretion, bonuses under the 2025 program were payable in cash, fully vested shares of our common stock, or a combination thereof.

The target goals with respect to each performance measure under our 2025 annual incentive program are set forth in the following table:

Performance Measure	Target Performance Goal

Adjusted Net Income(1)	$0.0
Individual Performance Goals(2)	—

(1)

Adjusted Net Income is calculated as GAAP net income (loss), adjusted for stock-based compensation, depreciation & amortization, and income tax expense. Additional adjustments for Adjusted Net Income will be approved by the Compensation Committee and include any portfolio hedging costs and gains, severance, and one-time transaction-related costs (M&A, strategic partnership, new financing or capital formation, etc.).

(2)

Individual performance goals are determined by our Chief Executive Officer based on quantitative and qualitative factors, including meeting department goals, success in driving strategic priorities and success in leadership and management.

Under the 2025 incentive program, participants were eligible to receive a percentage of the participant’s corresponding target annual cash incentive opportunity, (i) ranging from 0% to 100%, based on the level at which individual performance goals were achieved and (ii) ranging from 0% to 100%, based on the level at which Adjusted Net Income was achieved, as set forth in the following table:

Performance Level	% Payout

Below Target	0%

Target	100%

The actual results that we achieved with respect to the Company performance goal under our 2025 annual cash incentive program is set forth in the following table:

Performance Measure	2025 Actual Achievement	Payout as % of Target Award

Adjusted Net Income	$(42,400,000)	0%

Our Compensation Committee has not yet made determinations regarding the achievement of the individual performance goals for Messrs. Knag and Martinez. It anticipates making determinations about the achievement of those goals, and any corresponding bonus payments, in the second quarter of 2026.

One-time Retention Bonuses

During 2024, we granted Mr. Martinez a cash retention bonus of $100,000. The retention bonus was granted to reward Mr. Martinez for his 2024 performance and to incentivize him to continue employment with the Company through and following the payment date in 2025.

Equity-Based Long-Term Incentive Awards

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our executives with our stockholders.

Our Compensation Committee believes it is essential to provide equity-based compensation to our executive officers in order to link the interests and risks of our executive officers with those of our stockholders, reinforcing our commitment to ensuring a strong linkage between company performance and pay.

40	Offerpad Solutions Inc. 2026 Proxy Statement

During 2025, the Company’s shareholders approved an amendment and restatement to the 2021 Incentive Award Plan (the “2021 Plan”), which, among other things, increased the aggregate number of shares reserved for issuance under the 2021 Plan by 2,721,500 shares. In addition, we granted an award of RSUs to each of our NEOs.

2025 RSU Awards

In 2025, we granted awards of RSUs to each of Messrs. Bair, Knag and Martinez, as set forth in the following table. Each award will be settled (to the extent vested) in shares of the Company’s Class A Common Stock, and covers the number of shares as set forth in the following table:

Named Executive Officer	Number of RSUs (#)

Brian Bair	1,000,000

Peter Knag	465,000

Adam Martinez	328,125

The RSU awards granted to Messrs. Bair, Knag and Martinez were granted to further incentivize their long-term retention with the Company and are scheduled to vest with respect to 1/3 of the RSUs subject to the award on each of the first three anniversaries of June 4, 2025, subject to continued employment or service through the applicable vesting date.

The RSU awards are subject to accelerated vesting provisions in connection with a CIC Termination, as defined and described below in the section entitled, “Potential Payments Upon Termination or Change in Control.”

2022 PSU Awards

As previously disclosed, during 2022, we granted Mr. Bair performance-based RSUs (“PSUs”) pursuant to our 2021 Plan (the “2022 PSU Awards”). Each of the 2022 PSU Awards were eligible to vest based on both (i) the achievement of pre-determined price per share goals over the period commencing on the 60th day prior to the first anniversary of the grant date and ending on (and including) the third anniversary of the grant date (March 1, 2025) (the “2022 PSU Performance Period”); and (ii) the applicable executive’s continued employment or service through the end of the 2022 PSU Performance Period (except as described below).

During 2025, none of the price per share goals for the 2022 PSU Awards were met, and the awards were forfeited for no consideration.

Employee Benefits and Perquisites

Retirement Savings, Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements; in 2025, Messrs. Bair and Knag participated in the 401(k) plan. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax and after-tax (Roth) basis through contributions to the 401(k) plan. Contributions made by participants in the 401(k) plan were matched by the Company through February 26, 2024 (at which time matching contributions were suspended by the Company) up to a specified percentage of the employee contributions, and these matching contributions are vested immediately. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life insurance.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs.

Offerpad Solutions Inc. 2026 Proxy Statement	41

Perquisites; No Tax Gross-Ups

All of our employees, including our NEOs, are eligible to participate in the Company’s Agent Listing Services program on substantially the same arms-length terms as those prevailing at the time for comparable transactions with non-related parties; however, under the program, we offer a 1% discount on commission payments to all of our employees, including our NEOs (the “Agent Listing Services Employee Discount”). None of our NEOs received an Agent Listing Services Employee Discount in 2025.

Other than as noted above, we do not currently provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program. In the future, we may provide additional perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of the executive’s duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved by the Board or Compensation Committee.

In addition, we do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.

Severance and Change in Control Arrangements

During 2025, we were party to employment agreements with each of our NEOs. The employment agreements with each of Messrs. Bair, Knag and Martinez provide for severance benefits and payments upon certain qualifying terminations of employment, including in connection with a “change in control” of the Company.

We believe that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements that include enhanced severance benefits in connection with a “change in control” can enhance alignment with stockholders by encouraging management to pursue transactions that create value for stockholders irrespective of the potential for job loss or diminution of duties and can encourage retention through the conclusion of the transaction. The payments and benefits provided under the employment agreements and the severance policy are designed to be competitive with market practices.

A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2025, are set forth in “Potential Payments Upon Termination or Change in Control” below.

Other Policies and Considerations

Section 409A of the Code

The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Internal Revenue Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

“Golden Parachute” Payments

Sections 280G and 4999 of the Internal Revenue Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

42	Offerpad Solutions Inc. 2026 Proxy Statement

Accounting for
Stock-Based
Compensation
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our
share-
based
compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based
payment awards made to employees and directors, including stock options and RSUs, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.
Clawback Policy
We have adopted a compensation
recovery
policy that requires the recovery of certain erroneously paid incentive
compensation received by our Section 16 officers on or after October 2, 2023, as required by SEC rules and NYSE Listing Standards implemented pursuant to the
Dodd-Frank
Act, and which can be recovered from
time-vesting
or
performance-vesting
equity compensation (in addition to other forms of compensation).
Anti-Hedging
Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy that applies to all of our directors, officers and employees. See the section titled “
Corporate Governance
-Anti
-Hedging
Policy
” above for additional details.
Equity Grant Practices
We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. In 2025, we did not grant stock option awards to our NEOs, and, accordingly, no stock option awards were granted during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in 2025. For all stock option awards, the exercise price is no less than the closing price of our common stock on the date of the grant.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation
Discussion
and Analysis above with our management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders and incorporated by reference into the Company’s Annual Report on
Form 10-K
for the fiscal year ended December 31, 2025.
Ryan O’Hara (Chair)
Kenneth DeGiorgio
Tela Gallagher Mathias

Offerpad Solutions Inc. 2026 Proxy Statement	43

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table contains information about the compensation earned by each of our NEOs during our fiscal years ended December 31, 2025, 2024 and 2023:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Brian Bair	2025	650,000		–		1,360,000	–	–	2,010,000
Chief Executive Officer	2024	650,000		–		407,600	–	3,125	1,060,725
	2023	650,000		–		1,117,640	–	8,245	1,775,885
Peter Knag	2025	500,000		–		632,400	–	–	1,132,400
Chief Financial Officer	2024	265,385		–		1,073,598	64,549	100,000	1,503,532
Adam Martinez	2025	366,918	(3)	100,000	(4)	446,250	–	–	913,168
Chief Legal Officer

(1)

Amounts reflect the grant-date fair value of the RSU awards granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all RSU awards granted to our NEOs in Notes 1 and 10 to the consolidated financial statements included in the Annual Report on Form 10-K, filed on February 24, 2026.

(2)

Amounts represent payments earned by our NEOs based upon the achievement of pre-established performance objectives for the applicable year under our 2025 annual cash incentive program. Please see the description of the 2025 annual cash incentive program under “Annual Incentive Program” in the CD&A above. Although the pre-established Adjusted Net Income goal under the program was not achieved, the Compensation Committee has not yet made determinations regarding the achievement of the individual performance goals for Messrs. Knag and Martinez. It anticipates making determinations about the achievements of those goals, and any corresponding bonus payments, in the second quarter of 2026.

(3)	Salary reported for Mr. Martinez was pro-rated to reflect the portion of the year he served as Deputy General Counsel and the portion of the year he served as Chief Legal Officer.
(4)

Amount reflects the retention bonus granted to Mr. Martinez in May 2024 prior to his appointment as Chief Legal Officer, which was paid in June 2025, subject to his continued employment. Please see the description of the retention bonus under “One-Time Retention Bonuses” in the CD&A above.

Grants of Plan-Based Awards in Fiscal 2025

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2025 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards made during fiscal year 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
Brian Bair	–	–	–	650,000	–	–	–
	7/30/2025(3)	6/4/2025	–	–	–	1,000,000	1,360,000
Peter Knag	–	–	–	375,000	–	–	–
	7/30/2025(3)	6/4/2025	–	–	–	465,000	632,400
Adam Martinez	–	–	–	264,181	–	–	–
	7/30/2025(3)	6/4/2025	–	–	–	328,125	446,250

(1)	Amounts reflect potential payouts under our 2025 annual incentive program. Please see the description of the annual incentive program under “Annual Incentive Program” in the CD&A above.

(2)

Amounts reflect the grant-date fair value of the RSU awards granted during 2025, computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of all RSU awards granted to our NEOs in Notes 1 and 10 to the consolidated financial statements included in the Annual Report on Form 10-K filed on February 24, 2026.

(3)

These RSU awards are scheduled to vest with respect to 1/3 of the RSUs subject to the award on each of the first three anniversaries of June 4, 2025, subject to the executive’s continued employment or service through the applicable vesting date.

44	Offerpad Solutions Inc. 2026 Proxy Statement

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Named Executive Officer Employment Agreements

Brian Bair Employment Agreement

The initial term of employment under Mr. Bair’s employment agreement began on March 1, 2022 and was for an initial three year period, and automatically renews for successive one-year periods, unless either party provides at least 45 days of advance written notice of the party’s intention not to renew the then-current term. Pursuant to the employment agreement, Mr. Bair is entitled to receive an annual base salary of $650,000 per year, pro-rated for partial years of employment and subject to annual review and increase by the Board or a subcommittee thereof in its discretion. In addition, Mr. Bair is eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees, as well as the paid-time-off programs maintained by us for the benefit of our executives generally.

Mr. Bair is eligible to earn annual cash performance bonuses, based on the achievement of individual and/or Company performance goals established by the Board and targeted at 100% of his then-current annual base salary. The payment of any annual bonus, to the extent any such bonus becomes payable, will be made no later than March 15 of the calendar year following the calendar year for which the Board certifies in writing that performance goals have been met; any such payment will be contingent upon Mr. Bair’s continued employment through the last day of the applicable calendar year.

For each calendar year during Mr. Bair’s employment term beginning with calendar year 2023, Mr. Bair is eligible to receive an annual equity-based compensation award as determined by the Board (or a subcommittee thereof) from time to time. The target aggregate value of any such award is determined by the Board (or a subcommittee thereof) for each calendar year following 2023.

In addition, the employment agreement contains customary confidentiality and assignment of inventions provisions, as well as (i) standard non-compete and service provider/customer non-solicitation restrictions effective during employment and for 24 months thereafter and (ii) non-disparagement provisions, effective during employment and for 36 months thereafter.

The severance benefits and payments payable to Mr. Bair upon certain qualifying terminations of his employment are summarized below under the section titled, “Potential Payments Upon Termination or Change in Control”.

Peter Knag and Adam Martinez Employment Agreements

The initial term of employment under the employment agreements for Messrs. Knag and Martinez is for one year, and automatically renews for successive one-year periods, unless either party provides at least 45 days of advance written notice of the party’s intention not to renew the then-current term. Pursuant to the employment agreements, Messrs. Knag and Martinez were entitled to receive an annual base salary of $500,000 and $375,000, respectively, pro-rated for partial years of employment and subject to annual review and increase by the Board or a subcommittee thereof in its discretion.

In addition, Messrs. Knag and Martinez are eligible to earn an annual performance bonus, based on the achievement of individual and/or Company performance goals established by the Board, and targeted at 75% of their then-current annual base salary (provided that, for Mr. Martinez, with respect to the Company’s 2025 calendar year, his target bonus was equal to the sum of (i) 50% of his base salary earned between January 1, 2025 and February 28, 2025 and (ii) 75% of the Base Salary earned between March 1, 2025 and December 31, 2025). The payment of any annual bonus, to the extent any such bonus becomes payable, will be made no later than March 15 of the calendar year following the calendar year for which the Board certifies in writing that performance goals have been met; any such payment is contingent upon the executive’s continued employment through the last day of the applicable calendar year.

Messrs. Knag and Martinez are also eligible to receive equity-based compensation awards as determined by the Board (or a subcommittee thereof) from time to time and to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees, as well as the paid-time-off programs maintained by us for the benefit of our executives generally.

Offerpad Solutions Inc. 2026 Proxy Statement	45

In addition, the employment agreements contain customary confidentiality and assignment of inventions provisions, as well as (i) standard non-compete and service provider/customer non-solicitation restrictions effective during employment and for 18 months thereafter and (ii) a non-disparagement provision, effective during employment and for 24 months thereafter.

The severance benefits and payments payable to Messrs. Knag and Martinez upon certain qualifying terminations of their employment are summarized below under the section titled, “Potential Payments Upon Termination or Change in Control”.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for our NEOs as of December 31, 2025.

				Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brian Bair	2/10/2017	–	(2)	64,561	–	10.95	2/9/2027	–	–	–	–
	2/10/2017	–	(2)	119,520	–	10.35	2/9/2027	–	–	–	–
	7/11/2017	–	(2)	6,346	–	10.35	7/10/2027	–	–	–	–
	7/11/2017	–	(2)	1,951	–	10.35	7/10/2027	–	–	–	–
	7/3/2023	6/12/2024	(3)	–	–	–	–	–	–	–	–
	7/30/2025	6/4/2025	(4)	–	–	–	–	1,000,000	1,210,000	–	–
Peter Knag	6/5/2024	6/5/2024	(5)	–	–	–	–	145,000	175,450	–	–
	6/5/2024	6/12/2024	(3)	–	–	–	–	–	–	–	–
	7/30/2025	6/4/2025	(4)	–	–	–	–	465,000	562,650	–	–
Adam Martinez	7/30/2018	–	(2)	25,109	–	2.95	7/29/2028	–	–	–	–
	10/27/2020	–	(2)	5,021	–	18.45	10/26/2030	–	–	–	–
	7/3/2023	6/12/2024	(3)	–	–	–	–	–	–	–	–
	6/14/2024	6/14/2024	(6)	–	–	–	–	17,333	20,973	–	–
	7/30/2025	6/4/2025	(4)	–	–	–	–	328,125	397,031	–	–

(1)

Amounts are calculated based on multiplying the number of shares underlying the RSUs and PSUs shown in the table by the per share closing price of our Class A Common Stock on December 31, 2025, which was $1.21.

(2)	These options were granted under the OfferPad 2016 Stock Option and Grant Plan (the “2016 Plan”) and were fully vested and exercisable as of December 31, 2025.

(3)

Represents the LTIP Awards granted under our 2021 Plan. All or a portion of the LTIP Award may become earned based on the price of the Company’s Class A Common Stock at the end of the LTIP Award Performance Period as compared with applicable price per share goals. Any earned shares subject to the LTIP Awards will vest (i) with respect to 50% of the number of earned shares on June 12, 2027, and (ii) with respect to the remaining 50% of the number of earned shares on June 12, 2028, in each case, subject to the executive’s continued service through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the executive’s employment, as further described under the section titled “Potential Payments Upon Termination or Change in Control” below. Based on the price of the Company’s Class A Common Stock during 2025, none of the price per share goals would have been exceeded had the LTIP Award Performance Period completed as of fiscal-year end, and as a result, no amounts are reported in these rows.

46	Offerpad Solutions Inc. 2026 Proxy Statement

(4)

These RSUs were granted under our 2021 Plan. Each of these RSU awards vests in three equal installments on June 4, 2026, June 4, 2027 and June 4, 2028, subject to the applicable executive’s continued employment through the applicable vesting date. These awards are subject to certain accelerated vesting provisions in connection with a qualifying termination of the executive’s employment, as further described under the section titled “Potential Payments Upon Termination or Change in Control” below.

(5)

These RSUs were granted under our 2021 Plan. This RSU award vests with respect to 50% of the RSUs on each of the second and third anniversaries of June 5, 2024, subject to Mr. Knag’s continued employment or service through the applicable vesting date.

(6)

These RSUs were granted under our 2021 Plan. This RSU award vests in three equal installments on June 12, 2025, June 12, 2026 and June 12, 2027, subject to the applicable executive’s continued employment through the applicable vesting date.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2025

The following table sets forth certain information concerning options exercised and stock awards vested for our NEOs during the year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brian Bair	–	–	–	–
Peter Knag	–	–	–	–
Adam Martinez	–	–	8,943	9,296

(1)	Amounts are calculated by multiplying the number of shares vested by our closing stock price on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Executive Employment Agreements

As noted above, during 2025, we were party to employment agreements with each of our NEOs. The employment agreements provide severance benefits and payments to certain of our NEOs upon qualifying terminations of their employment, including in connection with a “change in control,” as summarized below.

Brian Bair

Under Mr. Bair’s employment agreement, on a termination of Mr. Bair’s employment by the Company without “cause” or by Mr. Bair for “good reason” (each, as defined in the employment agreement), Mr. Bair is eligible to receive the following severance payments and benefits:

(i)

(A) an amount equal to 1.0 multiplied by Mr. Bair’s then-current base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices over 12 months following the date of termination; or (B) if such termination occurs within the period commencing three months prior to and ending one year following the date on which a Change in Control (as defined in the 2021 Plan) is consummated (a “CIC Termination”), an amount equal to 1.5 multiplied by the sum of Mr. Bair’s then-current base salary and target bonus, generally payable in installments over 18 months following the date of termination or, if the CIC Termination occurs on or within one year following the Change in Control, in a single lump sum within 30 days following the date of termination;

(ii)

if such termination is a CIC Termination, an amount equal to the pro-rata portion of Mr. Bair’s annual bonus that would have otherwise been earned by Mr. Bair for the year in which the termination occurs (determined in accordance with the employment agreement and pro-rated based on the number of days Mr. Bair was employed by the Company during such year), payable no later than March 15 of the year following the year in which the termination occurs;

(iii)	Company-paid healthcare coverage and life insurance for up to 12 months (or, if such termination is a CIC Termination, 18 months) following the date of termination; and

(iv)

if such termination is a CIC Termination, any then-outstanding unvested Company equity compensation award that vests solely based on time shall become fully vested on an accelerated basis as of the date of termination, and any equity compensation awards that are subject to performance conditions shall be treated in accordance with the terms and conditions set forth in the applicable award agreement.

Offerpad Solutions Inc. 2026 Proxy Statement	47

Mr. Bair’s eligibility to receive such severance payments and benefits upon a qualifying termination of his employment, as described above, is subject to his timely execution and non-revocation of a general release of claims in favor of the Company and continued compliance with restrictive covenants described above under the section entitled “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table-Named Executive Officer Employment Agreements”.

In addition, Mr. Bair’s employment agreement includes a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to Mr. Bair will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to him.

Peter Knag; Adam Martinez

Under the employment agreements with Messrs. Knag and Martinez, on a termination of the employment of Messrs. Knag or Martinez by the Company without “cause”, by the executive for “good reason” (each, as defined in the applicable employment agreement) or by reason of a non-renewal of the term by the Company, the executive is eligible to receive the following severance payments and benefits:

(i)

(A) an amount equal to the executive’s then-current annual base salary, payable in substantially equal installments in accordance with the Company’s normal payroll practices over 12 months following the date of termination; or (B) if such termination is a CIC Termination, an amount equal to the sum of the executive’s then-current base salary and target bonus, generally payable in installments over 12 months following the date of termination or, if the CIC Termination occurs on or within one year following the Change in Control, in a single lump sum within 30 days following the date of termination;

(ii)

if such termination is a CIC Termination, an amount equal to the pro-rata portion of the executive’s annual bonus that would have otherwise been earned by the executive for the year in which the termination occurs (determined in accordance with the applicable employment agreement and pro-rated based on the number of days the executive was employed by the Company during such year), payable no later than March 15 of the year following the year in which the termination occurs;

(iii)	Company-paid healthcare coverage and life insurance for up to 12 months following the date of termination; and

(iv)

if such termination is a CIC Termination, any then-outstanding unvested Company equity compensation award that vests solely based on time shall become fully vested on an accelerated basis as of the date of termination (or upon the Change in Control, if later), and any equity compensation awards that are subject to performance conditions shall be treated in accordance with the terms and conditions set forth in the applicable award agreement.

The eligibility of the executive to receive such severance payments and benefits upon a qualifying termination of employment, as described above, is subject to his timely execution and non-revocation of a general release of claims in favor of the Company and continued compliance with the restrictive covenants described above under “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table-Named Executive Officer Employment Agreements”.

Further, the employment agreements with Messrs. Knag and Martinez include a “best pay” provision under Section 280G of the Code, pursuant to which any “parachute payments” that become payable to the executive will either be paid in full or reduced so that such payments are not subject to the excise tax under Section 4999 of the Code, whichever results in the better after-tax treatment to him.

LTIP Awards

Under the award agreements governing the LTIP Awards, upon a Change in Control that is not a Non-Transactional Change in Control (each, as defined in the applicable LTIP Award agreement), the LTIP Award will become an Earned LTIP Award based on the CIC Price. To the extent the LTIP Award is assumed by the acquiror in connection with the Change in Control, any portion of the LTIP Award that has become an Earned LTIP Award will convert into a time-vesting award (an “Earned CIC LTIP Award”) that, following the Change in Control, will remain outstanding and eligible to vest (i) with respect to 50% of the Earned CIC LTIP Award on June 12, 2027, and (ii) with respect to the remaining 50% of the Earned CIC LTIP Award on June 12, 2028, subject to the executive’s continued service through the applicable vesting date. To the extent the LTIP

48	Offerpad Solutions Inc. 2026 Proxy Statement

Award is not so assumed, 100% of any portion of the LTIP Award that has become an Earned LTIP Award will vest as of immediately prior to the Change in Control. Any portion of the LTIP Award that has not become an Earned LTIP Award as of the Change in Control will be forfeited and terminated.

In addition, if (i) with respect to Mr. Bair and Knag his employment or service is terminated by the Company without “cause” or by the executive for “good reason” (each, as defined in the applicable executive’s employment agreement with the Company), or (ii) with respect to Mr. Martinez, the executive’s employment or service is terminated by the Company without “cause” (as defined in Mr. Martinez’s LTIP Award agreement) within three months prior to, on or following a Change in Control, then, in either case, subject to the executive’s execution and non-revocation of a general release of claims in favor of the Company:

(i)

If such termination occurs following the last day of the LTIP Award Performance Period or a Change in Control, any then-outstanding portion of the Earned LTIP Award or Earned CIC LTIP Award (as applicable) will vest on an accelerated basis as of the termination date.

(ii)

If such termination occurs within the three months prior to a Change in Control, the award will remain outstanding and eligible to become an Earned CIC LTIP Award during such three-month period, and the Earned CIC LTIP Award will vest on the date of such Change in Control.

(iii)

If an executive experiences a termination of service for any reason other than as described above, any portion of the award that has not become vested on or prior to the date of such termination (including any Earned LTIP Award) automatically will be forfeited and terminated as of the termination date without consideration.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a “change in control”, in any case, occurring on December 31, 2025. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees.

Name	Payment or Benefit	Termination Without Cause, for Good Reason or due to Non-Renewal (no Change in Control) ($)(1)	Change in Control (no Termination) ($)(2)	Termination Without Cause, for Good Reason or due to Non-Renewal in Connection with a Change in Control ($)
Brian Bair	Cash	650,000	–	1,950,000
	Equity Acceleration(3)	–	–	1,210,000
	Continued Healthcare	30,506	–	45,745
	Total(4)	680,506	–	3,205,745
Peter Knag	Cash	500,000	–	875,000
	Equity Acceleration(3)	–	–	738,100
	Continued Healthcare	44,793	–	44,793
	Total(4)	544,793	–	1,657,893
Adam Martinez	Cash	375,000	–	656,250
	Equity Acceleration(3)	–	–	418,004
	Continued Healthcare	28,127	–	28,127
	Total(4)	403,127	–	1,102,381

(1)

Amounts reflect the payments that would be made to Messrs. Bair, Knag or Martinez on a termination of employment by the Company without “cause,” by the executive for “good reason” (each, as defined in the applicable employment agreement) or due to the Company’s non-renewal of the employment term.

(2)	With respect to options, RSU awards, and LTIP Awards, amounts assume the awards are assumed or substituted in connection with the Change in Control.

(3)

Amounts reflected were calculated by (i) multiplying the number of accelerated shares of common stock underlying the award by $1.21, the closing trading price of our Class A Common Stock on December 31, 2025 and (ii) for the option awards, subtracting the exercise price for the options.

(4)

Amounts shown for each NEO are the maximum potential payment the NEO would have received as of December 31, 2025. Amounts of any reduction pursuant to a 280G best pay provision, if any, would be calculated upon actual termination of employment.

Offerpad Solutions Inc. 2026 Proxy Statement	49

PAY VERSUS PERFORMANCE TABLE
The following table sets forth information concerning the
compensation
of our NEOs for each of the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025, and our financial performance for each such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)	Net Income (Loss) (thousands) ($)	Adjusted Net Income (thousands) ($)(4)

2025	2,010,000	1,737,164	1,022,784	773,112	0.92	111.14	(46,384)	(42,378)

2024	1,060,725	(757,931)	1,001,231	606,952	2.16	103.85	(62,159)	(53,437)

2023	1,775,885	2,244,387	956,946	415,663	7.77	92.30	(117,218)	(108,411)

2022	7,830,078	990,131	1,356,913	(5,286,494)	5.23	68.36	(148,613)	(138,925)

2021	783,689	15,051,082	652,061	5,856,732	72.72	98.95	6,460	10,233

(1)
Amounts represent compensation actually paid to our PEO and the average compensation
actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals ind icat
ed in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Brian Bair	Peter Knag and Adam Martinez
2024	Brian Bair	Peter Knag, Benjamin Aronovitch and James Grout
2023	Brian Bair	Michael Burnett, Jawad Ahsan, Benjamin Aronovitch and James Grout
2022	Brian Bair	Michael Burnett, Benjamin Aronovitch and Stephen Johnson
2021	Brian Bair	Michael Burnett, Benjamin Aronovitch and Stephen Johnson

(2)
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting
RSU awards, the closing price per share on the applicable
year-end
date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for market-based
awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end
date(s), which utilizes multiple input variables to estimate the probability of satisfying the market condition established for the award, including the expected volatility of our stock price based on the historical volatility of our stock price, a risk-free
interest rate using the rate of return on U.S. treasury notes equal to the remaining contractual term of the award, and an expected dividend yield of 0% and (iii) for stock options, a Black Scholes value as of the applicable year-end
or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using updated assumptions as of the revaluation date. We provide information regarding the assumptions used to calculate the valuation of the award in Notes 1 and 10 to the consolidated financial statements included in the Annual Report on Form
10-K
filed on February 24, 2026.

(3)
For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the Nasdaq Real Estate and Other Financial Services Index (the “Peer Group”), through December 31, 2021, 2022, 2023, 2024 and 2025, assuming a $100 investment on September 1, 2021.

(4)
Adjusted Net Income
is a
non-U.S.
generally accepted accounting principle financial measure, which our management team uses to assess our underlying financial performance. For additional information regarding how Adjusted Net Income is calculated, please see the section titled “Annual Incentive Program” in the CD&A above.

50	Offerpad Solutions Inc. 2026 Proxy Statement

Compensation
actually
paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for 2025, as adjusted as follows:

	2025
Adjustments	PEO ($)	Average Non-PEO NEOs ($)

Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table for 2025	(1,360,000)	(539,325)

Increase based on ASC Topic 718 Fair Value of Awards Granted during 2025 that Remain Unvested as of 2025 FY End , determined as of 2025 FY End	1,210,000	479,841

Increase based on ASC Topic 718 Fair Value of Awards Granted during 2025 that Vested during 2025, determined as of Vesting Date	–	–

Increase for Awards Granted during Prior FY that were Outstanding and Unvested as of 2025 FY End, determined based on change in ASC Topic 718 Fair Value from Prior FY End to 2025 FY End	(122,836)	(173,996)

Increase for Awards Granted during Prior FY that Vested During 2025, determined based on change in ASC Topic 718 Fair Value from Prior FY End to Vesting Date	–	(16,192)

Deduction of ASC Topic 718 Fair Value of Awards Granted during Prior FY that were Forfeited during 2025, determined as of Prior FY End	–	–

Increase based on Dividends or Other Earnings Paid during 2025 prior to Vesting Date	–	–

Increase based on Incremental Fair Value of Options/SARs Modified during 2025	–	–

Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for 2025	–	–

Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	–	–

TOTAL ADJUSTMENTS	(272,836)	(249,672)

Offerpad Solutions Inc. 2026 Proxy Statement	51

NARRATIVE DISCLOSURE TO
PAY
VERSUS
PERFORMANCE
TABLE
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) our Peer Group TSR, (iii) our net income, and (iv) our Adjusted Net Income, in each case, for the fiscal years ended December 31, 2021, 2022, 2023, 2024 and 2025.
TSR amounts reported in the graphs assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
Total Shareholder Return
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
($10,000,000)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
NEO Average Compensation Actually Paid
Cumulative TSR
Peer Group TSR

Compensation Actually Paid versus Net Income (Loss)
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
($10,000,000)
Compensation Actually Paid
$25,000,000
$0
($25,000,000)
($50,000,000)
($75,000,000)
($100,000,000)
($125,000,000)
($150,000,000)
($175,000,000)
Net Income (Loss)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
NEO Average Compensation Actually Paid
Net Income (Loss)

52	Offerpad Solutions Inc. 2026 Proxy Statement

Compensation Actually Paid versus Adjusted Net Income (Loss)
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
($10,000,000)
Compensation Actually Paid
$20,000,000
$0
($20,000,000)
($40,000,000)
($60,000,000)
($80,000,000)
($100,000,000)
($120,000,000)
($140,000,000)
($160,000,000)
Adjusted Net Income (Loss)
2021
2022
2023
2024
2025
PEO Compensation Actually Paid
NEO Average Compensation Actually Paid
Adjusted Net Income (Loss)

Pay Versus
Performance
Tabular
List
We believe the following performance measures represent the most important financial performance measures used by us to link
compensation actually paid to our NEOs for the fiscal year ended December 31, 2025:

•	Adjusted Net Income; and

•	Stock price.
For additional details regarding our most important financial performance measures, please see the section entitled “
Annual Incentive Program
” in the CD&A above.

Offerpad Solutions Inc. 2026 Proxy Statement	53

DIRECTOR COMPENSATION

Director Compensation Program

We maintain a non-employee director compensation program, which provides for annual cash retainer fees and long-term equity awards for each of our non-employee directors, other than Roberto Sella (each, an “Eligible Director”).

On August 8, 2025, the Board approved and adopted the Amended and Restated Director Compensation Program, effective as of January 1, 2025 (the “A&R Director Compensation Program”), to decrease the aggregate dollar-denominated value of initial RSU awards made to Eligible Directors from $300,000 to $150,000. The A&R Director Compensation Program consists of the following components:

Cash Compensation:

●	Annual Retainer: $50,000

●	Annual Committee Chair Retainer:

•	Audit: $20,000

•	Compensation: $20,000

•	Nominating and Governance: $10,000

●	Annual Committee Member (Non-Chair) Retainer:

•	Audit: $10,000

•	Compensation: $10,000

•	Nominating and Governance: $5,000

●	Lead Independent Director: $25,000

The annual cash retainers are paid in quarterly installments in arrears. Annual cash retainers will be pro-rated for any partial calendar quarter of service.

Equity Compensation:

●

Initial Grant: Each Eligible Director who is initially elected or appointed to serve on our Board will be granted, automatically on the date on which such Eligible Director is appointed or elected to serve on the Board, an award of RSUs with an aggregate dollar-denominated value of $150,000 (the “Initial Grant”). The number of RSUs subject to an Initial Grant will be determined by dividing the value of the award by the average closing price of the Company’s common stock for the 30 consecutive calendar days prior to (and including) the date immediately preceding the applicable grant date. Each Initial Grant will vest with respect to one-third of the RSUs on each of the first three anniversaries of the grant date, subject to continued service.

●

Annual Grant: An Eligible Director who is serving on our Board as of the date of an annual meeting of stockholders automatically will be granted, on the date of such annual meeting, an award of RSUs with an aggregate value equal to $75,000, with the aggregate number of shares of our Class A Common Stock subject to such award of RSUs to be determined by dividing such value by the average closing price of the Common Stock for the 30 consecutive calendar days prior to (and including) the date immediately preceding the grant date (the “Annual Grant”). Each Annual Grant will vest in full on the earlier to occur of the first anniversary of the grant date and the date of the next annual meeting following the grant date, subject to continued service.

●

Award Terms: Each equity award granted to an Eligible Director under the A&R Director Compensation Program will vest in full immediately prior to the occurrence of a “change in control” (as defined in the 2021 Plan), to the extent the Eligible Director will not become, as of immediately following such change in control, a board member of the Company or its ultimate parent company. Compensation under the A&R Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.

54	Offerpad Solutions Inc. 2026 Proxy Statement

Director Deferred Compensation Plan

We also maintain the Offerpad Solutions Inc. Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), which permits our non-employee directors to (i) receive all or a portion of their annual cash retainers (including any cash retainers for service on a committee) earned under the A&R Director Compensation Program in the form of fully vested RSUs and (ii) defer the settlement of all or a portion of any RSU awards granted under the A&R Director Compensation Program.

With respect to 2025, Messrs. DeGiorgio and O’Hara and Mses. Curnutte and Palmer each elected to defer 100% of their annual cash retainers and RSU awards earned or granted under the A&R Director Compensation Program.

Additionally, during 2025, each of Messrs. DeGiorgio and O’Hara and Mses. Curnutte and Palmer held fully vested RSU awards for which the settlement was deferred under the A&R Director Compensation Program. In connection with her departure from the Board in June 2025, all of the compensation earned by Ms. Palmer that was deferred under the A&R Director Compensation Program was settled in full.

Director Compensation Table

The following table sets forth compensation paid to or earned by our non-employee directors during the year ended December 31, 2025.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Donna Corley(3)	51,137	217,951	269,088
Katie Curnutte	70,000(4)	82,858	152,858
Kenneth DeGiorgio	95,000(4)	82,858	177,858
Ryan O’Hara	85,000(4)	82,858	167,858
Sheryl Palmer(5)	42,740(4)	–	42,740
Roberto Sella	–	–	–

(1)

Brian Bair, our Chief Executive Officer, did not receive any compensation for his services as a member of our Board in 2025; the compensation paid to Mr. Bair for the services he provided to our Company during 2025 is reflected in the section titled, “Executive Compensation Tables—Summary Compensation Table.”

(2)

Amounts reflect the full grant-date fair value of RSU awards granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all such awards made to our directors in Notes 1 and 10 to the consolidated financial statements included in the Annual Report on Form 10-K filed on February 24, 2026.

(3)	Ms. Corley was appointed to the Board in April 2025; therefore, the cash compensation payable to her is pro-rated for her partial year of service.

(4)

Amounts include the full value of the named individual’s annual cash retainer (including any cash retainers for service on a committee), including any portion thereof that was paid in the form of fully vested RSUs, pursuant to the named individual’s election under the Deferred Compensation Plan. The number of RSUs granted is determined by dividing the value of the aggregate amount of cash fees earned by the closing price of the Company’s Class A Common Stock on the applicable date the cash fees would have otherwise been paid.

(5)	Ms. Palmer left our Board in June 2025; therefore, the cash compensation payable to her is pro-rated for her partial year of service.

Offerpad Solutions Inc. 2026 Proxy Statement	55

The following table shows the aggregate numbers of unvested outstanding RSU awards held as of December 31, 2025 by each non-employee director.

Name	RSU Awards Outstanding at 2025 Fiscal Year End (#)
Donna Corley	164,597
Katie Curnutte	71,429
Kenneth DeGiorgio	71,429
Ryan O’Hara	71,429
Sheryl Palmer	–(1)
Roberto Sella	–

(1)	In connection with her departure from the Board in June 2025, Ms. Palmer forfeited any unvested RSUs held by her.

56	Offerpad Solutions Inc. 2026 Proxy Statement

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our other employees.

The annual total compensation for 2025 for our Chief Executive Officer was $2,010,000, as reported in the Summary Compensation Table. The annual total compensation for 2025 for our median employee, identified as discussed below, was $80,929, calculated in accordance with the rules applicable to the Summary Compensation Table. Based on this information, for 2025, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees was approximately 25 to 1.

Methodology, Assumptions and Estimates Used in Determining our Pay Ratio Disclosure

We chose December 31, 2025 as the date for establishing the employee population used in identifying the median employee and used calendar year 2025 as the measurement period. We identified the median employee using the consistently applied compensation measure of wages and other compensation as reported in Box 1 on Form W-2 for each employee employed as of December 31, 2025 (other than our Chief Executive Officer). We captured all full-time, part-time, seasonal and temporary employees, consisting of approximately 140 individuals.

The annual total compensation of the median employee and the annual total compensation of the Chief Executive Officer were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported above should not be used as a basis for comparison between companies by other companies. In addition, we expect that the Company’s annually reported pay ratio may vary significantly year over year, given the size of the Company and the potential variability in Company employee compensation.

Offerpad Solutions Inc. 2026 Proxy Statement	57

EQUITY COMPENSATION PLAN INFORMATION TABLE

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans (excludes securities reflected in first column)

Equity compensation plans approved by security holders(1)	–		–		340,194	(2)

Options to purchase common stock	641,203	(3)	$11.30	(4)	–

Restricted stock units	4,756,846	(5)	–		–

LTIP Awards	–	(6)	–		–

Equity compensation plans not approved by security holders	–		–		–

Total	5,398,049		$11.30		340,194

(1)	Consists of the 2016 Plan, the 2021 Plan and the Offerpad Solutions Inc. 2021 Employee Stock Purchase Plan (“ESPP”).

(2)	No additional awards will be granted under the 2016 Plan and, as a result, no shares remain available for issuance for new awards under the 2016 Plan.

The number of shares of our Class A Common Stock available for issuance under the 2021 Plan increases annually on the first day of each calendar year through January 1, 2031 in an amount that is equal to the lesser of (i) a number of shares such that the aggregate number of shares of Class A Common Stock available for grant under the 2021 Plan immediately following such increase shall be equal to 5% of the number of fully-diluted shares on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Class A Common Stock as is determined by our board of directors.

The number of shares of our Class A Common Stock available for issuance under the ESPP increases annually on the first day of each calendar year through January 1, 2031 in an amount that is equal to the lesser of (a) a number of shares such that the aggregate number of shares of Class A Common Stock available for grant under the ESPP immediately following such increase shall be equal to 1% of the number of fully-diluted shares on the final day of the immediately preceding calendar year and (b) such smaller number of shares of Class A Common Stock as determined by our board of directors.

(3)	Consists of 624,263 outstanding options to purchase Class A Common Stock under the 2016 Plan and 16,940 outstanding options to purchase Class A Common Stock under the 2021 Plan.

(4)	As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2016 Plan and the 2021 Plan was $11.00 and $22.37, respectively.

(5)	Consists of outstanding RSUs under the 2021 Plan.

(6)

As described above, all or a portion of the LTIP Awards may become earned based on the price of the Company’s Class A Common Stock at the end of the LTIP Award Performance Period as compared with applicable price per share goals, and the number of shares of the Company’s Class A Common Stock that may become issuable under the LTIP Awards will be determined based on the amount by which our per share stock price exceeds the applicable goal. As such, the aggregate number of shares of the Company’s Class A Common Stock that may become issuable under the LTIP Awards is not yet determined. Based on the price of the Company’s Class A Common Stock during 2025, none of the price per share goals would have been exceeded had the LTIP Award Performance Period completed as of fiscal-year end, and as a result, no shares are reported in this row.

58	Offerpad Solutions Inc. 2026 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth the beneficial ownership of Offerpad’s Class A Common Stock as of April 9, 2026 by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Offerpad’s Class A Common Stock;

●	each of Offerpad’s current named executive officers and directors; and

●	all current executive officers and directors of Offerpad as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 47,286,797 shares of Class A Common Stock outstanding as of April 9, 2026. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A Common Stock, as a single class, as of April 9, 2026. The holders of our Class A Common Stock are entitled to one vote per share. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Class A Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 9, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, Offerpad believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock	Percentage of Total Voting Power

Name and Address of Beneficial Owner(1)

5% or Greater Stockholders

Entities affiliated with LL Capital Partners I, L.P. and Roberto Sella(2)	5,717,510	12.1%

First American Financial Corporation(3)	5,119,314	10.8%

Named Executive Officers and Directors

Brian Bair(4)	1,636,947	3.5%

Peter Knag(5)	236,789*

Adam Martinez(6)	146,389*

Donna Corley(7)	103,485*

Kenneth DeGiorgio(8)	63,583*

Tela Mathias	–	–

Ryan O’Hara(8)	666*

Roberto Sella(2)	5,717,510	12.1%

All directors and executive officers as a group (8 individuals)	7,905,369	16.7%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 433 S. Farmer Avenue, Suite 500, Tempe, AZ 85281.

(2)

Based on a Schedule 13D/A filed with the SEC on October 2, 2025 and other information known to the Company. Consists of (i) sole voting and dispositive power over 886,372 shares of Class A Common Stock, 931,385 shares of Class A Common Stock and 16,012 shares of Class A Common Stock held by LL Capital Partners I, L.P., LLCP I SLP, L.P. and LLSO SLP, LLC, respectively and (ii) sole voting and dispositive power over 3,903,741 shares of Class A Common Stock held directly by Roberto Sella. LLCP I GP, LLC is the general partner of LL Capital Partners I, L.P. and exercises voting and dispositive power over the shares noted herein held by LL Capital Partners I, L.P. LLCP I SLP GP, LLC is the general partner of LLCP I SLP, L.P., and exercises voting and dispositive power over the shares held by LLCP I SLP, L.P. Roberto Sella is the sole manager of LLCP I GP, LLC, managing member of LLCP I SLP GP, LLC, and

Offerpad Solutions Inc. 2026 Proxy Statement	59

sole member of LLCP I SLP, L.P. and LLSO SLP, LLC, and may be deemed to have voting and dispositive power over the shares held by the foregoing persons. The address for these entities and individuals is 2400 Market Street, Suite 302, Philadelphia, PA 19103.

(3)

Based on a Schedule 13D/A filed with the SEC on February 25, 2026 and other information known to the Company. Consists of 5,119,314 shares of Class A Common Stock, held of record by First American Financial Corporation (“First American”). The management of First American exercises voting and dispositive power with respect to these securities. The board of directors of First American is responsible for appointing all of the members of management, and no member of the board of directors of First American is deemed to beneficially own the shares of Class A Common Stock held by First American. The address for First American Financial Corporation is 1 First American Way, Santa Ana, CA 97207.

(4)

Consists of (i) 854,404 shares of Class A Common Stock held directly, (ii) 197,298 shares of Class A Common Stock held by the BBAB 2021 Irrevocable Trust, (iii) 59,534 shares of Class A Common Stock held by The BBAB Living Trust, (iv) 333,333 shares of Class A Common Stock issuable pursuant to the RSUs that will vest within 60 days of April 9, 2026, and (v) 192,378 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 9, 2026.

(5)	Consists of (i) 9,289 shares of Class A Common Stock and (ii) 227,500 shares of Class A Common Stock issuable pursuant to the RSUs that will vest within 60 days of April 9, 2026.

(6)

Consists of (i) 6,884 shares of Class A Common Stock, (ii) 109,375 shares of Class A Common Stock issuable pursuant to the RSUs that will vest within 60 days of April 9, 2026, and (iii) 30,130 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 9, 2026.

(7)	Consists of (i) 1,000 shares of Class A Common Stock and (ii) 102,485 shares of Class A Common Stock that would be issuable pursuant to the RSUs that will vest within 60 days of April 9, 2026.

(8)

Does not include 236,428 shares of Class A Common Stock for Mr. DeGiorgio, and 219,487 shares of Class A Common Stock for Mr. O’Hara, associated with RSUs that have vested or will vest within 60 days of April 9, 2026, but have not yet been settled in shares of our Class A Common Stock, pursuant to the named individual’s election to defer settlement thereof under the Deferred Compensation Plan.

60	Offerpad Solutions Inc. 2026 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

All transactions described below that were entered into following the Closing were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

Offerpad’s Related Party Transactions

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

LL Credit Facilities

As of December 31, 2025, we have two senior secured credit facilities and two mezzanine secured credit facilities with affiliates of LL Capital Partners I, L.P. (“LL Capital”), a related party. Roberto Sella, who is a member of the Board and holds more than 5% of the Company’s Class A common stock, is the managing partner of LL Funds, LLC.. The following summarizes certain details related to these facilities as of December 31, 2025:

($ in thousands)	Borrowing Capacity	Outstanding Amount
Senior secured credit facilities with a related party	$65,000	$628
Mezzanine secured credit facilities with a related party	$57,000	$2,006

Since October 2016, we have been party to a loan and security agreement (as amended from time to time, the “LL Funds Loan Agreement”), with LL Private Lending Fund, L.P. and LL Private Lending Fund II, L.P., both of which are affiliates of LL Capital. The LL Funds Loan Agreement is comprised of a senior secured credit facility and a mezzanine secured credit facility, under which we may borrow funds up to a maximum principal amount of $50.0 million and $22.0 million, respectively. The LL Funds Loan Agreement also provides us with the option to borrow above the fully committed borrowing capacity, subject to the lender’s discretion.

Offerpad Solutions Inc. 2026 Proxy Statement	61

Refer to Note 6, Credit Facilities and Other Debt of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further details about the facilities under the LL Funds Loan Agreement.

Since March 2020, we have also been party to a mezzanine loan and security agreement (as amended from time to time, the “LL Mezz Loan Agreement”), with LL Private Lending Fund II, L.P. Under the LL Mezz Loan Agreement, we may borrow funds up to a maximum principal amount of $35.0 million. Refer to Note 6, Credit Facilities and Other Debt of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further details about the mezzanine facility under the LL Mezz Loan Agreement.

During October 2025, we entered into a new senior loan and security agreement (the “2025 LL Senior Loan Agreement”) with LL Private Lending Fund II, L.P. Under the 2025 LL Senior Loan Agreement, the Company may borrow funds during the revolving/withdrawal period up to a maximum principal amount of $15.0 million.

At various times during 2025, we obtained temporary waivers of certain covenants under certain of the LL credit facilities in connection with discussions regarding the renewal of these facilities, which resulted in the associated revolving/withdrawal periods for such facilities expiring.

We paid interest for borrowings under the LL facilities of $3.9 million and $4.3 million during the years ended December 31, 2024 and 2025, respectively.

Use of First American Financial Corporation’s Services

First American Financial Corporation (“First American”), which holds more than 5% of our Class A Common Stock, through its subsidiaries is a provider of title insurance and settlement services for real estate transactions and a provider of property data services. Additionally, Kenneth DeGiorgio, who is a member of the Company’s Board, was the chief executive officer of First American until April 2025. During the year ended December 31, 2024 and 2025, we used First American’s services in the ordinary course of our home-buying and home-selling activities. We paid First American $5.3 million and $2.4 million during the years ended December 31, 2024 and 2025, respectively, for its services, inclusive of the fees for property data services.

Compensation of Immediate Family Members of Brian Bair

Offerpad has historically employed Brian Bair’s brothers, Mr. Vaughn Bair and Mr. Casey Bair, and Mr. Bair’s sister-in-law, Ms. Katie Bullard. The following details the total compensation paid to the immediate family members of Brian Bair, during the years ended December 31, 2025 and 2024, respectively:

($ in thousands)	2025	2024
Mr. Vaughn Bair(1)	$534	$473
Mr. Casey Bair(2)	269	445
Ms. Katie Bullard(1)	162	143
Total	$965	$1,061

(1)	Compensation for Mr. Vaughn Bair and Ms. Katie Bullard includes both base salary and annual performance-based cash incentives.

(2)	This includes compensation paid to Mr. Casey Bair prior to his separation from service with the Company in August 2024, and severance payments in connection with his separation.

During the years ended December 31, 2024 and December 31, 2025, Mr. Bair’s brothers and Mr. Bair’s sister-in-law received grants of the following RSUs:

	2025	2024
Mr. Vaughn Bair	430,433	32,500
Mr. Casey Bair(1)	–	40,000
Ms. Katie Bullard	20,000	6,000
Total	450,433	88,500

(1)	Mr. Casey Bair’s 2024 RSU award was forfeited in connection with his separation from service in August 2024.

During the year ended December 31, 2024, the Company amended certain terms and conditions associated with its long-term incentive awards (“LTI Awards”), including the performance period, price per share goals and sharing rates. Mr. Casey Bair forfeited his LTI Award in connection with his separation from service in August 2024. Refer to Note 10. Stock-Based Awards, of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further details.

62	Offerpad Solutions Inc. 2026 Proxy Statement

In addition, in June 2022, Mr. Bair’s brothers each entered into employment agreements with the Company with customary severance and other terms provided to similarly situated executives.

Supernova’s Related Party Transactions

Supernova entered into a forward purchase agreement with affiliates of Supernova Partners LLC (the “Supernova Sponsor”) pursuant to which such affiliates committed to purchase, and did purchase from Supernova 5,000,000 units, consisting of one share of Class A Common Stock and one-third of one warrant to purchase one share of Class A Common Stock for $10.00 per unit, or an aggregate amount of up to $50,000,000, in a private placement that closed concurrently with the closing of the Business Combination with Offerpad.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Supernova, the Supernova Insiders and Offerpad entered into the Sponsor Support Agreement pursuant to which the Supernova Sponsor has agreed that 20% of its shares of Class B common stock issued in connection with the IPO (the “Sponsor Shares”) will be unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, (i) the volume weighted average price of the Company’s Class A common stock equals or exceeds $12.00 (which amount did not take into account or reflect the Company’s 1 for 15 reverse stock split, which became effective on June 12, 2023) for any twenty trading days within a period of thirty consecutive trading days or (ii) there is a change of control of the Company. Any Sponsor Shares that remain unvested after the fifth anniversary of the Closing will be forfeited.

Registration Rights Agreement

On the Closing Date, the Company, the Supernova Sponsor, certain independent directors of Supernova, the parties to the Supernova Forward Purchase Agreements, certain former stockholders of Offerpad and other parties entered into an Amended and Restated Registration Rights Agreement, dated September 1, 2021 (the “Registration Rights Agreement”), pursuant to which we have agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of our common stock and other equity securities that are held by the parties thereto from time to time. The Registration Rights Agreement will terminate on the earlier of (i) the five year anniversary of the date of the Registration Rights Agreement or (ii) with respect to any Holder (as defined therein), on the date that such Holder no longer holds any Registrable Securities (as defined therein).

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our principal executive offices in writing not later than December 23, 2026.

Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 3, 2027 and no later than March 5, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 3, 2027, then our Secretary must receive such written notice not later than the 90th day prior to the 2027 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, any notice of director nomination submitted to the Company must include the additional information required by Rule 14a-19(b) under the Exchange Act.

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We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

OFFERPAD’S ANNUAL REPORT ON FORM 10-K

A copy of Offerpad’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 9, 2026 without charge upon written request addressed to:

Offerpad Solutions Inc. Attention: Secretary 433 S. Farmer Avenue, Suite 500 Tempe, Arizona 85281

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at investor.offerpad.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Adam Martinez

Chief Legal Officer and Secretary

Tempe, Arizona

April 22, 2026

64	Offerpad Solutions Inc. 2026 Proxy Statement

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

FOURTH RESTATED CERTIFICATE OF INCORPORATION

OF

OFFERPAD SOLUTIONS INC.

Offerpad Solutions Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:	That resolutions were duly adopted by the Board of Directors of the Corporation recommending and declaring advisable that the Fourth Restated Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that Article IV of the Fourth Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Fourth Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[●]1 reverse stock split of the Corporation’s Class A Common Stock (as defined below) shall become effective, pursuant to which (i) each [●]1 shares of Class A Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Class A Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Class A Common following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Class A Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Class A Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by The New York Stock Exchange (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Class A Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Class A Common Stock after the Effective Time into which the shares of Class A Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Class A Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Class A Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

[1]

Shall be a whole number between and including 5 and 50, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware).

Offerpad Solutions Inc. 2026 Proxy Statement	65

The total number of shares of capital stock that the Corporation shall have authority to issue is 2,100,000,000, consisting of 2,000,000,000 shares of Class A common stock, having a par value of $0.0001 per share (the “Common Stock”), and 100,000,000 shares of preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).

SECOND:	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [●] on this [●] day of [●], 2026.

OFFERPAD SOLUTIONS INC.

By:

Offerpad

Offerpad Solutions Inc. || 433 S Farmer Ave, Suite 500, Tempe, AZ 85281 || offerpad.com

SCAN TO VIEW MATERIALS & VOTE OFFERPAD SOLUTIONS INC. (OPAD) 433 S. FARMER AVENUE, SUITE 500 TEMPE, ARIZONA 85281 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OPAD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V93737-P50538 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OFFERPAD SOLUTIONS INC. (OPAD) For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following Class II director nominees: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Class II Directors Nominees: 01) Donna Corley 02) Tela Mathias The Board of Directors recommends you vote FOR Proposal 2. For Against Abstain 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board of Directors recommends you vote FOR Proposal 3. For Against Abstain 3. Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR Proposal 4. For Against Abstain 4. Approval of amendments to the Company’s Fourth Restated Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by our Board of Directors in its discretion. NOTE: To transact such other business as may properly come before the meeting or any adjournments, continuation or postponements of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. V93738-P50538 OFFERPAD SOLUTIONS INC. (OPAD) Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders June 3, 2026, 9:00 a.m. PT The undersigned stockholder(s) hereby appoint(s) Brian Bair and Adam Martinez and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock of Offerpad Solutions Inc. (OPAD) that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. PT on June 3, 2026, at www.virtualshareholdermeeting.com/OPAD2026, and any continuation, adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side